SCHEDULE 14A

                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting  Material  Pursuant  to Rule  14a-11(c) or Rule  14a-12  [ ]
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                                  DEVCAP TRUST
                (Name of Registrant as Specified in its Charter)

                      James R. Arnold, Assistant Secretary
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

       (5) Total fee paid:

       ------------------------------------------------------------------------

[   ]  Check box  if any part of  the fee is offset as  provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

       ------------------------------------------------------------------------
       (2)      Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------
       (3)      Filing Party:

       ------------------------------------------------------------------------
       (4)      Date Filed:

       ------------------------------------------------------------------------

                            DEVCAP SHARED RETURN FUND
                                   A SERIES OF
                                  DEVCAP TRUST
                             209 West Fayette Street
                            Baltimore, Maryland 21201

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 17, 2000

TO THE SHAREHOLDERS OF DEVCAP SHARED RETURN FUND:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of DEVCAP Shared Return Fund (the "Fund"), a series of DEVCAP Trust (the "Trust"), will be held on February 17, 2000 at 9:00 a.m., New York time, at the offices of the Fund, 209 West Fayette Street, Baltimore, Maryland 21201. The purpose of the Meeting is to consider and act upon the following proposals:

                  1.    To change the Fund's investment objective;

                  2. To approve or disapprove an Investment Management Agreement between Christian Brothers Investment Services, Inc. ("CBIS") and the Fund;

                  3. To approve or disapprove a Sub-Advisory Agreement between CBIS and RhumbLine Advisers;

                  4.    To amend the Fund's Fundamental Investment Restrictions;

                        a. To amend the Fundamental Investment Restriction relating to borrowing;

                        b. To amend the Fundamental Investment Restriction relating to purchasing securities on margin;

                        c. To amend the Fundamental Investment Restriction relating to puts, calls and warrants;

                        d. To amend the Fundamental Investment Restriction relating to underwriting securities;

                        e. To amend the Fundamental Investment Restriction relating to lending;

                        f. To amend the Fundamental Investment Restriction relating to investing in securities subject to restrictions on resale;

                        g. To amend the Fundamental Investment Restriction relating to the purchase or sale of real estate, interests in oil, gas or other mineral leases, or commodities or commodities contracts;

                        h. To amend the Fundamental Investment Restriction relating to short sales;

                        i. To amend the Fundamental Investment Restriction relating to diversification;

                        j. To amend the Fundamental Investment Restriction relating to concentration;

                  5. To elect six (6) trustees of the Trust to serve until their successors are duly elected and qualified;

                  6. To ratify the selection of KPMG LLP as independent public accountants of the Fund; and

                  7. To transact such other business as may be properly brought before the Meeting or any adjournments thereof.

         Your Trustees recommend that you vote in favor of all proposals.

         Shareholders of record at the close of business on January 6, 2000 are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                               By Order of the Board of Trustees
                                               James R. Arnold
                                               Assistant Secretary
January 7, 2000
New York, New York

                                               DEVCAP SHARED RETURN FUND

                            DEVCAP SHARED RETURN FUND
                                   A SERIES OF
                                  DEVCAP TRUST
                             209 West Fayette Street
                            Baltimore, Maryland 21201
                           ---------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 17, 2000
                         -------------------------------


                               GENERAL INFORMATION

         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees of DEVCAP Trust (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of DEVCAP Shared Return Fund (the "Fund") to be held on February 17, 2000 at 9:00 a.m., New York time, at the offices of the Fund, 209 West Fayette Street, Baltimore, Maryland 21201, and at any adjournment or postponement thereof.

         This Proxy Statement and form of proxy are being mailed to shareholders on or about January 7, 2000. Proxies will be solicited by mail and may also be solicited in person or by telephone, telegraph or personal interview by the Trust or agents appointed by the Trust. The cost of preparing and mailing this Proxy Statement and the accompanying form and notice will be borne by the Fund.

         If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions noted thereon. If no instruction is indicated, the proxy will be voted in accordance with the Board of Trustees' recommendations as set forth herein. However, even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Assistant Secretary of the Trust at any time prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. In accordance with the provisions of Massachusetts law, abstentions and broker non-votes (shares held for customers of a broker but not voted because of a lack of instructions from the broker's customers) will be treated as present at the Meeting solely for the purpose of determining whether or not a quorum exists.

         The Board of Trustees has fixed the close of business on January 6, 2000, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of that date, there were 646,045 outstanding shares of the Fund. Shareholders are entitled to one vote for each share held and a fractional vote for a fractional share with respect to each matter to come before the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Absent a quorum, the Meeting will have to be adjourned without conducting any business. The Fund will then have to solicit votes until a quorum is obtained.

         As of January 3, 2000, the Trust is aware of the following shareholder who beneficially, directly or indirectly, or of record owned 5% or more of the Fund's outstanding shares: Catholic Relief Services -- 60.17%.

         The favorable vote of the holders of a "majority of the outstanding voting securities" of the Fund is required to approve Proposals 1 through 4. The vote of the holders of a "majority of the outstanding voting securities" of the Fund is defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), as (i) the vote of 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding shares, whichever is less. A majority of all votes cast at the meeting is sufficient to approve Proposals 5 and 6.

         The Fund's annual report has previously been delivered to shareholders. The Trust will furnish, without charge, a copy of the annual report and most recent semi-annual report to any shareholder of the Fund upon request. Shareholders should make such requests by calling 1-800-371-2655 or by writing to DEVCAP Trust -- DEVCAP Shared Return Fund, 209 West Fayette Street, Baltimore, Maryland 21201.

                   1. CHANGING THE FUND'S INVESTMENT OBJECTIVE

         The Board of Trustees has approved, and recommends that shareholders approve a proposal to change the Fund's current investment objective. If shareholders approve this proposal the Board of Trustees will withdraw the Fund's participation in the "master-feeder" structure and approve an investment management agreement and a sub-advisory agreement for the Fund. See Proposals 2 and 3 below.

                                   Background

         The Fund currently invests all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end management investment company, rather than in a portfolio of securities. This arrangement is typically known as a "master-feeder" structure. The master-feeder structure permits one or more mutual funds with substantially identical investment objectives to combine their assets by investing in a single portfolio having the same investment objective. Under this structure the Fund, as well as other participating funds, sells its shares to the public and seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio, in turn, invests Portfolio assets in securities (e.g., stocks, bonds and money market instruments) in accordance with its and the participating funds' common investment objective.

         At a special meeting of the Board of Trustees held on December 16, 1999, the Board of Trustees determined that the Fund's participation in the master-feeder structure would no longer be in the best interests of the Fund or its shareholders. Shareholder approval of the proposal to change the Fund's investment objective has the effect of making the Fund a "stand alone" fund. As a stand alone fund, the Fund would be able to directly invest its assets in securities in accordance with its investment objective rather than investing its assets in shares of the Portfolio. Most traditional mutual funds operate as stand alone funds.

         The Board of Trustees recommended that the Fund, which had net assets of $16,413,544 at November 30, 1999, transfer its portfolio securities from the Portfolio to the Fund, subject to the approval of the shareholders of the Fund of the proposal to change the Fund's investment objective, described below. The Board of Trustees of the Trust, after careful consideration in accordance with the Declaration of Trust, unanimously approved the transfer of the Fund's assets from the Portfolio. In the event that shareholders do not approve this proposal, the Fund will continue to participate in the current master-feeder structure.

                                  The Proposal


         Currently, the Fund's investment objective is as follows:

                  The Fund's investment objective is to achieve long-term total return which matches the performance of the Domini 400 Social Index (sm) ("DSI").

         If the proposal is approved, the Board of Trustees intends to change the Fund's current investment objective to read as follows:

                  The Fund's investment objective is to achieve long-term total return by attempting to match the total return of the Standard & Poor's(R) Composite Stock Price Index
                  (the "S&P 500 Index") in accordance with socially responsible investment practices.

         The Fund currently seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio's investment manager, Domini Social Investments LLC ("DSIL") seeks to achieve the Portfolio's and the Fund's investment objective by investing substantially all of the Portfolio's assets in common stocks in approximately the same proportion as they are represented in the DSI. For example, if the common stock of a company represents five percent of the DSI, the Portfolio will invest the same percentage of its assets in that stock. The Portfolio's securities may be periodically readjusted to reflect changes to the DSI. The Portfolio seeks a correlation between the performance of the Portfolio, before expenses, and that of the DSI of 0.95 or better. The figure of 1.00 would indicate a perfect correlation.

         The  DSI  is  a  common   stock  index   comprised  of  the  stocks  of
approximately 400 U.S. companies which are weighted according to market capitalization. The DSI was developed and is currently maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The index consists of stocks of companies chosen for their corporate and social responsibility, as well as their financial performance. "Domini(sm)" and "Domini 400 Social Index(sm)" are service marks of KLD which are licensed to DSIL. KLD has selected companies for the DSI in accordance with the following social criteria:

         o Safe and Useful Products, including a company's record with regard to product safety, marketing practices and commitment to quality.

         o Employee Relations, including a company's record with regard to labor matters, workplace safety, equal employment opportunities, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans.

         o Corporate Citizenship, including a company's record with regard to philanthropic activities and community relations.

         o Environmental Performance, including a company's record with regard to fines or penalties, waste disposal, toxic emissions efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services.

         The DSI excludes companies that derive more than 2% of their gross revenues from the sale of military weapons, companies that derive any revenues from the manufacture of tobacco products or alcoholic beverages, companies that derive any revenues from gambling operations, and companies that own or operate nuclear power plants or participate in businesses related to nuclear power industries. Approximately 60% of the stocks in the DSI are stocks of companies included in the S&P 500 Index.

         If shareholders approve this proposal, the Fund's investment objective will be to achieve long-term total return by attempting to match the total return of the S&P 500 Index in accordance with socially responsible investment practices. The Fund would be managed by Christian Brothers Investment Services, Inc. ("CBIS") and RhumbLine Advisers ("RhumbLine" or the "Sub-Adviser") would serve as sub-adviser to the Fund. The Fund would be managed in accordance with the Socially Responsible Investment Guidelines (the "SRI Guidelines") developed by Fund Management and CBIS, and endorsed by the Fund's Board of Trustees. CBIS would not invest in companies that maintain certain policies that do not conform to the SRI Guidelines, including:

         o Companies that manufacture abortion and/or contraception products and hospitals that perform elective abortions.

         o Companies involved in the production of tobacco products, including companies that produce cigarettes, pipe tobacco, or smokeless tobacco products, and companies which process or trade tobacco or distribute wholesale raw tobacco to producers of tobacco products. This policy does not include tobacco retailers, tobacco suppliers or companies with ties to the tobacco industry.

         o Companies that contribute to the spread of global violence and militarism. The criterion restricts all producers of landmines and hand guns for commercial sale. CBIS also restricts companies that are "major producers" of military weapons. Since CBIS participants recognize the need for national defense, we seek only to avoid those companies whose activities support excessive offensive military capability. CBIS therefore defines "major producer" as the companies with the greatest dollar value government contracts in six areas of concern. In order of importance, the categories are: nuclear weapons, Star Wars (previously officially known as the Strategic Defense Initiative, now officially known as the Ballistic Missile Defense Program), military weapons exports, military weapons manufacture, dependence on military contracts, and overall defense contracts.

         o Companies that have demonstrated a pattern of behavior indicating a threat to the environment in certain areas, including toxic emissions, superfund sites, oil and chemical spills, and fines related to environmental violations of federal, state and local laws.

         o Companies whose main line of business is pornography, i.e., companies that derive 50% of their revenues from products or services intended exclusively to appeal to the prurient interest or to incite sexual excitement, including, but not limited to, sexually explicit (X-rated) films, videos, publications, and software; topless bars and strip clubs; and sexually oriented telephone and Internet services.

         As of November 30, 1999, 48 companies listed on the S&P 500 Index would have been restricted from investment by the Fund because such companies are ineligible investments under the SRI Guidelines.

         The S&P 500 Index is composed of 500 selected common stocks, most of which are large- capitalization companies listed on the New York Stock Exchange and all of which trade in the U.S. The composition of the S&P 500 Index is determined by Standard & Poor's Corporation ("S&P") and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. S&P chooses the stocks to be included on the S&P 500 Index solely on a statistical basis. Accordingly, S&P may change the S&P 500 Index's composition from time to time. However, the inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or in any way affiliated with the Fund.

         In pursuit of its investment objective, the Sub-Adviser will attempt, to the extent practicable, to allocate the Fund's portfolio among common stocks in the S&P 500 Index. However, the Fund is not an index fund and will not invest in all of the companies in the S&P 500 Index.

         The Sub-Adviser will ordinarily buy and sell securities for the Fund to reflect certain administrative changes in the S&P 500 Index (e.g., mergers or changes in the composition of the S&P 500 Index) to accommodate cash flows into and out of the Fund, and to maintain the similarity of the Fund to the S&P 500 Index. However, because the Fund's investments will be screened in accordance with the SRI Guidelines, there may be circumstances where the Fund is unable to invest in a security that is included in the S&P 500 Index. In such circumstances, the Sub-Adviser will, to the extent possible, attempt to identify investment opportunities in companies of comparable size, capitalization and market position, and which are engaged in the same or a related industry.

         Further, because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, RhumbLine judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. RhumbLine may purchase stocks that are not included in the S&P 500 Index to adjust for these differences.

         Regardless of the above-described deviations from the S&P 500 Index, the correlation between the performance of the Fund and the S&P 500 Index is expected to be at least 0.95. A figure of 1.00 would indicate perfect correlation. RhumbLine monitors the correlation between the performance of the Fund and the S&P 500 Index on a regular basis subject to supervision by CBIS. Notwithstanding this, you should be aware that the performance of the S&P 500 Index is a hypothetical number which does not take into account the expenses borne by the Fund.

         Cash flow considerations represent another potential obstacle to the Fund's ability to meet its investment objective. The Fund's ability to meet its investment objective depends, in part, on its cash flow, because investments and redemptions generally will require the Fund to purchase or sell portfolio securities. A low level of transactions will keep cash flow manageable and enhance the Fund's ability to attempt to match the total return of the S&P 500 Index. RhumbLine will make investment changes it deems advisable to accommodate cash flow in an attempt to maintain the similarity of the Fund's portfolio to the composition of the S&P 500 Index.

         The Fund intends to remain fully invested, to the extent practicable in keeping with the SRI Guidelines, in a pool of securities which attempts to match the investment characteristics of the S&P 500 Index in accordance with socially responsible investment practices. Nevertheless, the Fund may, from time to time, invest a portion of its assets in cash equivalents and high quality short-term debt securities.

                            Reasons for the Proposal

         As indicated above, investing in companies that exhibit socially responsible policies is a critical component of achieving the Fund's investment objective. As such, the Fund will continue its policy of restricting investments through the use of social screens, i.e., criteria used to select or exclude companies for investment, by adhering to the SRI Guidelines.

         The Fund is seeking to change its investment objective in order to develop the content and application of the social screens currently employed in response to shareholder concerns. In a survey of shareholders, taken in September 1998, shareholders indicated their desire to add life ethics considerations to the social screens used in selecting or excluding investments for the Fund. The life ethics screen would prohibit the Fund from investing in stocks of companies that are engaged in the manufacture of abortion and/or contraception products and hospitals that perform elective abortions.

         Under the Fund's current master-feeder structure, the Fund would be unable to add a life ethics screen because the Portfolio's investment manager, DSIL, cannot modify the social screens that are currently in place with respect to the DSI, the performance of which DSIL attempts to match. The Board of Trustees considers the addition of a life ethics screen to be sufficiently important to recommend changing the Fund's investment objective. In addition, the Board of Trustees has also proposed and recommended that shareholders of the Fund approve an Investment Management Agreement to facilitate the implementation of the Fund's new investment objective, if approved by shareholders. See Proposal 2.

         The Board of Trustees anticipates that the addition of the life ethics screen will not materially affect the Fund's investment strategy. Under the new social screens pursuant to the SRI Guidelines, it is anticipated that the Fund will be required to eliminate three of the Portfolio's current holdings. The Fund's holdings will be readjusted over time to correspond to the S&P 500 Index in accordance with the SRI Guidelines. As noted above, only 48 companies listed on the S&P 500 Index have been restricted from investment pursuant to the SRI Guidelines. The Fund will remain committed to investing in companies that exhibit socially responsible policies and to the screening process, and believes that the screening process is an effective way to invest in a socially responsible manner without materially diminishing returns over the long term.

         Upon shareholder approval of this proposal, the Portfolio will conduct an in-kind transfer, wherein the Fund would receive a distribution of securities representing the proportional holdings of the Fund in the Portfolio. The transfer is expected to be a 100% in-kind transfer, however, a nominal amount of cash may be transferred due to the inability to transfer fractional shares. The Fund will retain KPMG LLP to assist in carrying out the transfer of the Fund's securities. The transfer of the Fund's securities from the Portfolio to the Fund is intended to be tax-free to the Portfolio and the Fund. The Fund will pay the expenses incurred in connection with this transfer. The Fund's basis in the assets of the Portfolio distributed to it will, in the aggregate, equal the Fund's basis in the Portfolio. As a consequence of this transfer, shareholders of the Fund will become direct rather than indirect investors in a mutual fund investing in a portfolio of investments.

                                   Conclusion

         After careful consideration, the Fund's Board of Trustees, including all of the Trustees who are not "interested persons," as defined by the Investment Company Act, of the Trust and the Investment Manager and Sub-Adviser (the "Independent Trustees"), determined that it was in the best interests of the Fund and its shareholders that the proposal to change the Fund's investment objective be adopted by the Board of Trustees and presented to shareholders for approval in accordance with the requirements of the Investment Company Act. The Board of Trustees unanimously recommends that shareholders vote FOR changing the Fund's investment objective.


      2. APPROVAL OR DISAPPROVAL OF AN INVESTMENT MANAGEMENT AGREEMENT BETWEEN CHRISTIAN BROTHERS INVESTMENT SERVICES, INC. AND THE FUND

                                   Background

         The Board of Trustees has approved, and recommends that shareholders approve a proposal to adopt an Investment Management Agreement between the Fund and CBIS (the "Proposed Agreement"). The approval of the Proposed Agreement is being sought in connection with a proposal to change the Fund's current investment objective, described above. See Proposal 1.

         The Fund has not entered into an investment management agreement and currently does not itself retain an investment manager to manage the investment of the Fund's assets. As described above, the Fund participates in a master-feeder structure, pursuant to which the Fund invests all of its assets in the Portfolio. As such, the Fund's assets are currently managed as part of the Portfolio by DSIL -- the Portfolio's investment manager -- pursuant to an investment management agreement between the Portfolio and DSIL (the "DSIL Agreement").

         Because the Fund invests exclusively in the Portfolio, the Fund has not needed to enter into an investment management agreement. Instead, the Fund benefited from the Portfolio's investment management agreement with DSIL and indirectly bore its proportionate share of the advisory fee expenses of the Portfolio. The Fund did, however, enter into an Administrative Services Agreement with Sunstone Financial Group, Inc. ("Sunstone") pursuant to which it pays Sunstone an administration fee. In addition, the Board of Trustees has adopted a distribution plan on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act, to allow the Fund to pay distribution fees related to the sale and distribution of Fund shares and other fees for services provided to shareholders. The distribution plan authorizes the Fund to reimburse the Fund's distributor up to 0.25% of the Fund's average daily net assets for expenses incurred in connection with the sale and distribution of Fund shares and other fees for services provided to shareholders. The Fund paid no 12b-1 fees during the fiscal year ended July 31, 1999 because its distribution plan was inactive.

         In contrast to the Fund, the Portfolio invests directly in securities and sells its shares only to other funds and institutional investors. Consequently, the Portfolio entered into an investment management agreement with DSIL, dated October 22, 1997, but did not adopt a Rule 12b-1 Plan or pay separately for administrative services (which were provided by DSIL under the investment management agreement of the Portfolio).

                       Approval of the Proposed Agreement

         On December 16, 1999, the Board of Trustees met in person for the purpose of considering whether it would be in the best interest of the Fund and its shareholders to enter into the Proposed Agreement between the Fund and CBIS which would become effective upon shareholder approval of the Proposed Agreement. At the meeting, the Board of Trustees, including the Independent Trustees, unanimously approved the Proposed Agreement and recommended approval by shareholders.

         As described above, under the current master-feeder structure the Fund would be unable to add life ethics screens in selecting investments for the Fund because the Portfolio's investment manager, DSIL, is unable to modify the social screens that are currently in place with respect to the DSI, the performance of which DSIL attempts to replicate. Investing in companies that exhibit socially responsible policies is a critical component of achieving the Fund's investment objective. In a shareholder survey taken in September 1998, a majority of shareholders indicated their desire to add life ethics considerations to the list of social screens used in selecting investments for the Fund. In response to these shareholder concerns and after careful consideration, the Board of Trustees have determined that it would be in the best interests of the Fund and shareholders to approve the Proposed Agreement.

         The terms of the Proposed Agreement are substantially similar to those of the DSIL Agreement. The terms of the DSIL Agreement are fully described under "Terms of the DSIL Agreement" below. If approved by shareholders, the Proposed Agreement will continue in effect for an initial term of one year from the date of shareholder approval. The Proposed Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board of Trustees or by a majority of the outstanding voting securities of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. A copy of the Proposed Agreement is attached to the Proxy Statement as Appendix A. In the event that shareholders of the Fund do not approve the Proposed Agreement, the DSIL Agreement will remain in effect and the Board of Trustees will take such action, if any, as it deems to be in the best interests of the Fund and its shareholders.


                           Terms of the DSIL Agreement

         The DSIL Agreement between the Portfolio and DSIL, dated October 22, 1997, was initially approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on October 22, 1997, and by the shareholders of the Portfolio on June 30,

1997, and last approved for continuance by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held for such purpose on June 28, 1999.

         Under the terms of the DSIL Agreement, DSIL has sole investment discretion for the Portfolio and is obligated to use, in a timely manner, its best professional judgment in making all decisions affecting the assets of the Portfolio under the supervision of the Portfolio's Board of Trustees and in accordance with the Portfolio's investment objectives and policies and subject to the investment restrictions of the Portfolio as set forth in its current prospectus and statement of additional information (as the same may be modified from time to time) and to the extent restricted by the Investment Company Act and the rules thereunder.

         Pursuant to the DSIL Agreement, DSIL, in connection with its selection of investments, also places purchase and sale orders on behalf of the Portfolio, which transactions may not cause the Portfolio to be out of compliance with any of the applicable restrictions or policies. In addition, DSIL has the authority and discretion under the DSIL Agreement to select brokers and dealers to execute portfolio transactions initiated by DSIL, and to select markets on or in which the transactions will be executed. This authority is subject to certain qualifications, including seeking the best net price and execution for the Portfolio, executing certain transactions using brokers and dealers that provide brokerage or research services to the Portfolio, and prohibiting DSIL from executing transactions for the Portfolio with a broker or dealer who is an "affiliated person" (as defined in the Investment Company Act) of the Portfolio, or DSIL without prior written approval.

         The DSIL Agreement provides that, subject to the direction and control of the Board of Trustees of the Portfolio, DSIL shall perform such administrative and management services as may from time to time be reasonably requested by the Portfolio, which shall include without limitation: (1) maintaining office facilities (which may be in the office of DSIL, or an affiliate) and furnishing clerical services necessary for maintaining the organization  of  the  Portfolio  and  for  performing  the  administrative  and management functions herein set forth; (2) arranging, if desired by the Portfolio, for Directors, officers or employees of DSIL to serve as Trustees, officers or agents of the Portfolio if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law; (3) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents; (4) overseeing (with advice of the Portfolio's counsel) the preparation of and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns; (5) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors; (6) arranging for maintenance of books and records of the Trust; (7) maintaining telephone coverage to respond to investor inquiries regarding matters to which this Agreement pertains to which the transfer agent is unable to respond; (8) providing reports and assistance regarding the Portfolio's compliance with securities and tax laws and investment objectives and restrictions; (9) arranging for dissemination of yield and other performance information to newspapers and tracking services; (10) arranging for and preparing annual renewals for fidelity bond and errors and omissions insurance coverage; (11) developing a budget for the Portfolio, establishing the rate of expense accruals and arranging for the payment of all fixed and management expenses; and (12) answering questions from the general public, the media and investors in the Portfolio regarding (a) the securities holdings of the Portfolio; (b) any limits in which the Portfolio invests; (c) the social investment philosophy of the Portfolio; and (d) the proxy voting philosophy and shareholder activism philosophy of the Portfolio. Notwithstanding the foregoing, DSIL shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of beneficial interests in the Portfolio, nor shall DSIL be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Portfolio. In providing administrative and management services as set forth herein, DSIL may, at its own expense, employ one or more subadministrators, provided that DSIL shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

         The DSIL Agreement provides that DSIL shall furnish, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the DSIL Agreement. The DSIL Agreement further provides that the Portfolio will pay all of its own expenses (except those expenses borne by DSIL) including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Portfolio; governmental fees, including but not limited to SEC fees and state "blue sky" fees; interest; loan commitment fees; taxes; brokerage fees and commissions; membership dues in industry and professional associations; fees and expenses of auditors and accountants, legal counsel and any transfer agent, distributor, shareholder, servicing agent, record keeper, registrar or dividend disbursing agent of the Portfolio; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing prospectuses for regulatory purposes and for distribution to current shareholders, investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses connected with maintaining the Portfolio's existence as a New York Trust, expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio may be party and the legal obligation which the Portfolio may have to indemnify its Trustees and officers with respect thereto.

         Under the DSIL Agreement, as compensation for services rendered and the assumption of related expenses, the Portfolio pays DSIL a fee computed daily and payable monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

         The DSIL Agreement provides that DSIL may render administrative and management services to others so long as the services under the DSIL Agreement are not impaired thereby. The DSIL Agreement provides that the Portfolio will indemnify DSIL against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses. Under the DSIL Agreement, DSIL is not liable for, and is indemnified and held harmless by the Portfolio relative to, any error of reasonable judgment or mistake of law made in good faith or for any loss suffered by the Portfolio in connection with the performance of the DSIL Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSIL.

         The DSIL Agreement continues in effect from year to year provided each continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio or by a majority of the Trustees of the Trust, and (b) by the vote of a majority of the Trustees of the Trust who are not parties to such Agreement or "interested persons" (as such term is defined in the Investment Company Act) of any party thereto cast in person at a meeting called for the purpose of voting on such approval.

         The DSIL Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and such Agreement is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice. The DSIL Agreement may be amended only by the written agreement of the Portfolio and DSIL, and subject to, except for certain schedules, the approval of the Board of Trustees and shareholders of the Portfolio as and to the extent required by the Investment Company Act.

   Material Differences Between the DSIL Agreement and the Proposed Agreement

         The Proposed Agreement includes substantially similar terms as the DSIL Agreement with respect to the investment management obligations and services to be provided by CBIS and incorporates substantially all of the terms of the DSIL Agreement.

         The principal difference between the DSIL Agreement and the Proposed Agreement is the amount of the management fee. Under the DSIL Agreement the Portfolio pays DSIL a management fee, which is accrued daily and paid monthly, equal on an annual basis to 0.20% of the Portfolio's average daily net assets. Under the Proposed Agreement, the Fund will pay CBIS a management fee, which shall include custodian fees, computed daily and payable monthly, equal on an annual basis to 0.25% of the Fund's average daily net assets. The management fee under the DSIL Agreement does not include custodian fees, which the Fund paid separately. These custodian fees were equal to 0.01% of the Fund's average daily net assets. Excluding custodian fees, the difference between the management fee payable under the Proposed Agreement and the management fee payable under the DSIL Agreement would be 0.05% of the Fund's average daily net assets. However, because the management fee under the Proposed Agreement includes custodian fees, the difference between the management fee payable under the Proposed Agreement and the DSIL Agreement is only 0.04% of the Fund's average daily net assets.

         During the fiscal year ended July 31, 1999, DSIL accrued total management fees in an amount equal to $1,901,529. If the management fee under the Proposed Agreement had been in effect during the fiscal year ended July 31, 1999 DSIL would have accrued total management fees in an amount equal to $2,376,911. The management fees accrued under the Proposed Agreement would have been 25% greater than the management fees accrued under the DSIL Agreement. However, because the management fee under the Proposed Agreement includes custodian fees, the management fee accrued under the Proposed Agreement would have been 20% greater than the management fee accrued under the DSIL Agreement. Notwithstanding the increase in management fees paid by the Fund, the Fund's net operating expenses for the fiscal year ended July 31, 1999 would have remained unchanged as a result of an expense limitation agreement between the Fund's sponsor, Development Capital Fund ("DEVCAP Non-Profit") and the Fund. Pursuant to the expense limitation agreement, DEVCAP Non-Profit agreed to reimburse the Fund for all expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) in excess of 1.75% of the Fund's average daily net assets. This reimbursement arrangement or expense cap was renewed on November 29, 1999 and is described further below.

         The total Fund operating expenses payable may increase from 1.98% of the Fund's current net assets under the existing fee structure to 2.11% of the Fund's current net assets under the proposed fee structure. Under the terms of an expense limitation agreement, dated November 29, 1999, DEVCAP Non-Profit has agreed to reimburse the Fund for all expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) in excess of 1.75% of the Fund's average daily net assets until November 29, 2000 (the "expense cap"). Due to the expense cap, the Fund's net operating expenses for the next fiscal year (fiscal year ending July 31, 2000) will be the same as or less than the Fund's net operating expenses for the previous fiscal year (fiscal year ended July 31, 1999). In other words, if the Fund's total operating expenses exceed the expense cap, the Fund's net operating expenses will be 1.75% of the Fund's average daily net assets, but if the Fund's total operating expenses fall below the expense cap the Fund will pay less than 1.75% in net operating expenses.

         In addition, prior to December 1, 1999 DSIL had agreed to waive its fee to the extent necessary to ensure that total operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) did not exceed 0.20% of the average daily net assets of the Portfolio. This expense waiver arrangement was terminated on December 1, 1999 and could result in greater total operating expenses under the DSIL Agreement in the future. This waiver arrangement applied to the Portfolio only and is separate from the expense cap applicable to the Fund, which is discussed above.

         The table below details the fees and expenses of the Fund under the existing arrangements and the Proposed Agreement based on current net assets of the Fund of $16,413,544.

                                                        Fees Under the          Fees Under the
                                                             DSIL                  Proposed
                                                         Agreement<F1>           Agreement<F2>
                                                        ---------------         ---------------

Annual Fund Operating Expenses:
(as a % of average net assets)
Management Fees....................................         0.20%<F3>               0.25%<F4>
12b-1 Fees.........................................         0.00%<F5>                0.25%
Other Expenses.....................................         1.78%                    1.61%
Total Fund Operating Expenses......................         1.98%                    2.11%
Less Reimbursed Expenses<F6>.......................         0.23%                    0.36%
Net Fund Operating Expenses........................         1.75%                    1.75%


--------

<F1> Based on current net assets as of November 30, 1999.
<F2> The data in the  table  has been  restated  to  reflect  fees and  expenses expected to be incurred during the fiscal year ended July 31, 2000, based on the Fund's current net assets as of November 30, 1999.
<F3> Prior to  December  1, 1999 DSIL had  agreed to waive its fee to the extent necessary to ensure that aggregate operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) did not exceed 0.20% of the average daily net assets of the Portfolio. This expense waiver arrangement was terminated on December 1, 1999.
<F4> Includes custodian fees, contingent on Mellon Bank replacing Investors Bank
     & Trust Company as the Fund's custodian.
<F5> The Fund paid no  distribution ("12b-1") fees because its distribution plan was inactive.
<F6> Under the terms of an agreement, dated November 29, 1999, DEVCAP Non-Profit has agreed to reimburse the Fund for all expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) in excess of 1.75% of the Fund's average daily net assets until November 29, 2000. For more information about DEVCAP Non-Profit see the "Additional Information" section on page 27.


Example

You would pay the following fees and expenses on a $10,000 investment,  assuming
(1) a 5% annual return and the reinvestment of dividends, (2) redemption of all shares at the end of each time period, and (3) the Fund's operating expenses remain the same for the time periods indicated:

                         1 Year       3 Years        5 Years      10 Years
                         ------       -------        -------      --------
Existing Fees             $178          $599         $1,046        $2,288
Proposed Fees             $178          $626         $1,101        $2,413

The purpose of the foregoing is to assist investors in understanding the various costs of investing in the Fund over various time periods. Actual expenses may vary from year to year and may be greater or less than those indicated.

         In addition to the differences outlined above, the Fund's Investment Manager will no longer provide the breadth of administrative services under the Proposed Agreement that DSIL provided to the Portfolio pursuant to the DSIL Agreement. The changes to the provisions relating to administrative services are not expected to materially impact the Fund because the Fund's Administrator, Sunstone, will continue to provide administrative services to the Fund.

         Under the Proposed Agreement, CBIS shall perform the following administrative services, as reasonably requested by the Fund, including: (1) preparing reports relating to the business affairs of the Fund; (2) making reports and recommendations to the Board of Trustees concerning the performance of independent accountants; (3) making reports and recommendations concerning the performance and fees of the Fund's custodian and transfer agent; (4)
providing assistance to the custodian, legal counsel and auditors as may generally be required to carry on the business and operations of the Fund; and
(5) refer to the Trust's officers or transfer agent shareholder inquiries relating to the Fund. The administrative and management services performed by DSIL pursuant to the DSIL Agreement are described above under "Terms of the DSIL Agreement."

         Sunstone provided administrative services to the Fund when the DSIL Agreement was in place and will continue to provide such services pursuant to an Administrative Services Agreement, dated November 4, 1997. Under this agreement the Fund pays Sunstone an administration fee computed daily and paid monthly at an annual rate of 0.15% of the first $50,000,000 of average daily net assets, 0.08% on the next $50,000,000 of average daily net assets, 0.05% on the next $50,000,000 of average daily net assets and 0.03% on average daily net assets of $150,000,000, subject to a current minimum annual fee of $30,000. For the fiscal year ended July 31, 1999, the administration fee accrued by Sunstone amounted to $22,807.

                DSIL - The Portfolio's Current Investment Manager

         DSIL has provided investment management services and administrative services to the Portfolio since 1997. DSIL is a registered investment adviser under the Investment Adviser's Act of 1940. As of July 31, 1999, DSIL had approximately $1.3 billion in assets under management. It's principal business office is located at 11 West 25th Street, New York, NY 10010.

         The principal executive officer and directors of DSIL and their principal occupations are respectively as follows: David P. Weider, Chief Executive Officer and Managing Principal; Amy L. Domini, Managing Principal; Sigward M. Moser, President and Managing Principal; Carol M. Laible, Financial Compliance Officer; Peter D. Kinder, Member; and Steven D. Lydenberg, Member. The business address of the foregoing officers and directors is 11 West 25th Street, New York, NY 10010.

         Christian Brothers Investment Services, Inc. -- The Prospective
                               Investment Manager

         Upon shareholder approval of the Proposed Agreement, CBIS will act as the Investment Manager to the Fund. CBIS, a corporation organized under the laws of the State of Illinois, is owned by the Districts of the U.S. Region of the Brothers of the Christian Schools. The management agreement between the Fund and CBIS provides that CBIS shall manage the operations of the Fund, subject to policies established by the Trustees for the Fund. Pursuant to the Proposed Agreement, CBIS manages the Fund's investment portfolio and directs purchases and sales of the Fund's portfolio securities. CBIS manages, as of October 31, 1999, assets of approximately $2.27 billion primarily for institutional clients. CBIS's principal offices are located at 675 Third Avenue, 31st Fl., New York, NY 10017-5704.

         The principal executive officer and directors of CBIS and their principal occupations are respectively as follows: Michael W. O'Hern, President and Chief Executive Officer and Director; Charles F. Hofer, Vice President and Chief Investment Officer, Neal J. Berkowitz, Vice President and Chief Financial Officer, David L. Skelding, Vice President and General Counsel, Francis G. Coleman, Vice President - Socially Responsible Investing, Peter F. Clifford, Clarence Fioke, Joseph M. Saurbier, John P. Gilhooly, David E. Brennan, Timothy
J. Froehlich, Damian Steger, Robert Evans, Raoul L. Carroll and Karen L. Maguire, Directors of CBIS. The business address of the foregoing directors and officers is 675 Third Avenue, 31st Fl., New York, NY 10017-5704.

                     Consideration by the Board of Trustees

         The Board of Trustees recommends that shareholders of the Fund approve the Proposed Agreement between the Fund and CBIS. On December 16, 1999, the Board of Trustees met in person to consider whether it would be in the best interests of the Fund and its shareholders to enter into the Proposed Agreement. In determining to recommend the adoption of the Proposed Agreement, the Board of Trustees considered a variety of factors, including among others, CBIS's record of managing other private funds and private accounts, data on the investment performance of such funds managed by CBIS and expense ratios of such funds managed by CBIS. In addition, the Board of Trustees reviewed and discussed the terms and provisions of the DSIL Agreement and the Proposed Agreement and compared fees and expenses thereunder. The Board of Trustees considered the fees payable under the Proposed Agreement for the investment advisory and management services provided thereunder, and the aggregate fees presently payable under the DSIL Agreement for the same services. The Board of Trustees concluded that the Fund's management fee will increase but that until November 29, 2000, the Fund's net operating expenses will remain the same or decrease due to the expense cap. The Board of Trustees further concluded that after November 29, 2000, the net operating expenses of the Fund will most likely increase, absent the continuation of the expense limitation agreement.

                                   Conclusion

         After careful investigation, the Fund's Board of Trustees, including the Independent Trustees, determined that it was in the best interests of the Fund and its shareholders that the Proposed Agreement be adopted by the Board of Trustees and presented to shareholders for approval in accordance with the requirements of the Investment Company Act. In approving the Proposed Agreement, the Trustees considered the aforementioned factors and such other factors and information that they deemed relevant. The Board of Trustees unanimously recommends that shareholders vote FOR the approval of the Investment Management Agreement between the Fund and CBIS.


             3.  APPROVAL OR DISAPPROVAL OF A SUB-ADVISORY AGREEMENT
                        BETWEEN CBIS AND RHUMBLINE ADVISERS

                                   Background

         The Board of Trustees has approved, and recommends that shareholders approve a proposal to adopt a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between CBIS and RhumbLine. As indicated above, the Fund's assets are currently managed as part of the Portfolio by the Portfolio's investment manager DSIL. DSIL, in turn, has retained a submanager, Mellon Equity Associates ("Mellon Equity"), to provide investment management services to the Portfolio pursuant to a submanagement agreement (the "Current Submanagement Agreement").

                     Approval of the Sub-Advisory Agreement

         At its meeting on December 16, 1999, the Board of Trustees, including a majority of the Independent Trustees of the Fund, unanimously approved the
Sub-Advisory Agreement and recommended that such Agreement be submitted to shareholders for their approval or disapproval, to take effect upon shareholder approval of the Sub-Advisory Agreement. The Sub-Advisory Agreement may be continued from year to year thereafter if each such continuance is approved by the Board of Trustees or by a majority of the outstanding voting securities of the Fund and, in either event, by a vote cast in person of a majority of the Independent Trustees. The Sub-Advisory Agreement is substantially similar to the Current Submanagement Agreement. The terms of the Current Submanagement Agreement are described under "Terms of the Current Submanagement Agreement" below. A form of the Sub-Advisory Agreement is attached hereto as Appendix B.

         The Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the Fund. In the event that shareholders of the Fund do not approve the Sub-Advisory Agreement, Ithe Current Submanagement Agreement will remain in effect and the Board of Trustees will take such action as it deems to be in the best interests of the Fund and its shareholders. In the event Proposals 1 and/or 2 are not approved by shareholders, Mellon Equity will continue to provide investment management services to the Fund in accordance with the terms of the Current Submanagement Agreement for such periods as may be approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

                  Terms of the Current Submanagement Agreement

         The Current Submanagement Agreement provides that Mellon Equity shall provide the Portfolio and DSIL with such investment advice and supervision as DSIL may from time to time consider necessary. Under the Current Submanagement Agreement, Mellon Equity shall, among other things: (1) furnish continuously an investment program; (2) determine which securities the Portfolio should purchase, sell or exchange; and (3) determine what portion of the Portfolio's assets should be held uninvested. Mellon Equity's obligations shall at all times be subject to the Portfolio's Declaration of Trust and ByLaws, provisions of the Investment Company Act, the then-current Registration Statement, and subject further to Mellon Equity notifying DSIL of its intention to purchase any securities, unless such notification requirement is waived by DSIL. In addition, DSIL or the Trustees of the Portfolio may at any time, upon written notice, suspend or restrict Mellon Equity's right to determine what securities will be purchased or sold and to determine what portion of the Portfolio's assets should be held uninvested.

         The Current Submanagement Agreement provides that Mellon Equity shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under the Current Submanagement Agreement. In return for the services it renders under the Current Submanagement Agreement, DSIL pays Mellon Equity a fee computed and paid monthly at an annual rate equal to 0.07% of the Portfolio's average daily net assets for its then-current fiscal year. For the fiscal year ended July 31, 1999, DSIL accrued to Mellon Equity compensation under the Current Submanagement Agreement of $950,708.

         The  Current   Submanagement   Agreement  was  first  approved  by  the
Portfolio's Board of Trustees on June 30, 1997 and last approved by the Portfolio's shareholders on October 22, 1997.

         The Current Submanagement Agreement provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities of the Portfolio or by the Trustees of the Portfolio, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. The Current Submanagement Agreement has been continued in effect from year to year by action of the Board of Trustees, including the Independent Trustees.

         The Current Submanagement Agreement also provides that it may be terminated at any time by Mellon Equity, DSIL, the Board of Trustees (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of the Portfolio, in each instance without the payment of any penalty, on at least thirty days' notice. The Current Submanagement Agreement also terminates in the event of the termination of the DSIL Agreement or in the event of its assignment.

      Material Differences Between the Current Submanagement Agreement and
                           the Sub-Advisory Agreement

         The principal differences between the Current Submanagement Agreement and the Sub-Advisory Agreement are the fee structure and the heightened compliance reporting requirements of the Sub-Adviser. The Sub-Advisory Agreement otherwise includes substantially similar terms as the Current Submanagement Agreement with respect to the investment management obligations and services to be provided by RhumbLine and incorporates substantially all of the terms of the Current Submanagement Agreement between DSIL and Mellon Equity.

         The sub-advisory fee under the Current Submanagement Agreement is calculated differently than the sub-advisory fee under the Sub-Advisory
Agreement. The Current Submanagement Agreement imposes a flat annual sub-advisory fee; the Sub-Advisory Agreement uses fee "breakpoints" so that the sub-advisory fee decreases over time as RhumbLine's assets under management on behalf of CBIS clients (including the Fund) increase. In addition, the sub-advisory fee under the Current Submanagement Agreement is calculated as a percentage of the Portfolio's average daily net assets. In contrast, the sub-advisory fee under the Sub-Advisory Agreement is calculated as a percentage of the aggregate amount of assets managed by RhumbLine as sub-adviser to CBIS clients (including the Fund) pursuant to any agreement between CBIS and

RhumbLine. For the services provided to CBIS under the Sub-Advisory Agreement, CBIS will pay to the Sub-Adviser an annual fee computed quarterly as follows.


        Aggregate amount of assets managed
        by RhumbLine as sub-adviser for all
        CBIS clients (including the Fund)
        under any agreement between CBIS                 Sub-Advisory
        and RhumbLine                                        Fee
        -----------------------------------              ------------

        First $25 million                                     .07%
        Next $25 million                                      .06%
        Next $50 million                                      .05%
        Next $50 million                                      .04%
        Over $150 million                                    .0375%

         The Sub-Adviser shall furnish to CBIS a statement for the aggregate fee payable under this Agreement and any other sub-advisory agreement by and between CBIS and the Sub-Adviser for each quarter during which services are performed by the Sub-Adviser prior to the end of such quarter. Such statement shall include the value of the aggregate assets that determines the applicable rate at which such fee is payable and show the calculation by which such fee is determined. CBIS shall pay to the Sub- Adviser the amount payable pursuant to any such statement not later than the last day of the quarter following the quarter during which the services for the payment of which the fee is payable were rendered.

         Assuming the Fund's assets are among the first $25 million, as shown above, the sub-advisory fee under the Sub-Advisory Agreement will equal 0.07% of the aggregate amount of assets managed by RhumbLine as sub-adviser for CBIS clients (including the Fund) pursuant to any agreement between CBIS and RhumbLine. As compensation for its investment sub-advisory services provided pursuant to the Current Submanagement Agreement, DSIL pays Mellon Equity an annual sub- advisory fee of 0.07% of the Portfolio's average daily net assets. Thus, the proposed sub-advisory fee payable under the Sub-Advisory Agreement is the same as the sub-advisory fee payable under the Current Submanagement Agreement.

                                      Current
                                   Submanagement            Sub-Advisory
                                     Agreement                Agreement
                                   --------------           ------------

Sub-Advisory Fee..................      0.07%                   0.07%


         In addition to the differences in fee structure outlined above, the Sub-Adviser will have more specific compliance reporting requirements under the Sub-Advisory Agreement. The Current Submanagement Agreement broadly provides that Mellon Equity "shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time" in order to facilitate compliance restrictions established by the investment manager. In contrast,
Section 3(D)3 of the Sub- Advisory Agreement provides:

         Not later than the 10th day of each month, the Sub-Adviser shall deliver a written report to CBIS relating to compliance and other matters affecting the Portfolio and the Sub- Adviser during the immediately preceding month (the "Monthly Report"). The Monthly Report shall be in such form reasonably prescribed from time to time by CBIS. The Monthly Report shall include without limitation the following: a statement indicating whether or not the investment policies or limitations applicable to the Portfolio were violated; a statement indicating whether or not the Sub-Adviser caused or has knowledge of any violation of law or regulation applicable to the Portfolio; a statement describing fully the facts and circumstances relating to any violations described in the preceding sentences; a statement of the steps taken by the Sub-Adviser to cure any such violations; a statement of the steps taken by the Sub-Adviser to reasonably assure that any such violation shall not occur in the future; a statement indicating whether or not the Sub- Adviser or any of its employees is the subject of, or aware of, any investigation or other preceding related to the Sub-Adviser or any of its employees by the federal or state entity or self regulatory organization having jurisdiction over the Sub-Adviser; and a statement indicating whether or not the Sub-Adviser is in compliance with all laws and regulations material to the conduct of its business. The Monthly Report shall also include a description of the Sub-Adviser's policies and practices relating to best execution, trade allocation, bunched or batch trading, soft dollars, payment for order flow, personal trading and principle trading.


                     Consideration by the Board of Trustees

         The Board of Trustees recommends that shareholders of the Fund approve the Sub-Advisory Agreement between CBIS and RhumbLine. On December 16, 1999, the Board of Trustees met in person to consider whether it would be in the best interests of the Fund and its shareholders for CBIS to enter into the
Sub-Advisory  Agreement.  In  determining  to  recommend  the  adoption  of  the
Sub-Advisory Agreement, the Board of Trustees considered a variety of factors, including among others, the nature and scope of services to be rendered under the Sub-Advisory Agreement, the quality of the services and personnel of RhumbLine and the appropriateness of the fees that are paid under the
Sub-Advisory Agreement. In addition, the Board of Trustees reviewed and discussed the terms and provisions of the Sub-Advisory Agreement and compared fees and expenses thereunder. The Board of Trustees considered the fees payable under the Sub-Advisory Agreement for the investment management services provided thereunder, and the aggregate fees presently payable under the Current Submanagement Agreement for the same services. The Board of Trustees concluded that the sub-advisory fees under the Sub-Advisory Agreement would be the same as the fees under the Current Submanagement Agreement.

                RhumbLine Advisers -- The Prospective Sub-Adviser

         As noted above, upon shareholder approval of the Sub-Advisory Agreement, RhumbLine will act as the Sub-Adviser to the Fund. RhumbLine was established as a partnership on October 12, 1990 and manages, as of October 31, 1999, assets of approximately $3.6 billion primarily for corporate and employee benefit plans, investment companies, public funds, endowments and foundations. RhumbLine provides customized index-based investment strategies to meet client needs and demands and provides passive investment products primarily to institutional investors. RhumbLine's principal offices are located at 30 Rowes Wharf, Boston, MA 02110-3326.

         On September 29, 1998, the Securities and Exchange Commission ("SEC") brought administrative proceedings against RhumbLine and John D. Nelson, RhumbLine's CEO. Without admitting or denying the findings contained in the administrative order instituting the settling the proceedings, RhumbLine and Mr. Nelson consented to the entry of findings that each failed adequately to supervise the activities of RhumbLine's former Chief Investment Officer ("CIO") in connection with the CIO's handling of certain options trades for client accounts. RhumbLine was censured and was ordered to pay a civil money penalty of $50,000. RhumbLine has since initiated revisions to its supervisory procedures designed to prevent similar activity. Chief amongst those revisions was the creation and staffing of the senior position of Compliance Officer with a corporate officer who functions separately and independently of the Investment Management Department and who reports directly to the CEO. The firm also developed procedures to strengthen its internal oversight of the management function.

         The principal executive officer and directors of the RhumbLine and their principal occupations are respectively as follows: John D. Nelson, Chief Executive Officer, Wayne T. Owen, Managing Director, Edwin C.H. Ek, Chief Investment Officer, Kim Roger McCant, Chief Financial Officer, Stephen L. Sexeny, Marketing Director and Denise A. D'Entremont, Portfolio Manager. The business address of the foregoing directors and officers is 30 Rowes Wharf, Boston, MA 02110-3326.

                                   Conclusion

         After careful consideration, the Fund's Board of Trustees, including the Independent Trustees, determined that it was in the best interests of the Fund and its shareholders that the Sub-Advisory Agreement be adopted by the Board of Trustees and presented to shareholders for approval in accordance with the requirements of the Investment Company Act. In approving the Sub-Advisory Agreement, the Trustees considered the aforementioned factors and such other factors and information that they deemed relevant. The Board of Trustees unanimously recommends that shareholders vote FOR approval of the Sub-Advisory Agreement between CBIS and RhumbLine.


         4.   Amending the Fund's Fundamental Investment Restrictions

                                   Background

         The  Board  of  Trustees  has  approved,   and   recommends   that  the
shareholders  of the  Fund  approve  a  proposal  to  amend  each of the  Fund's
Fundamental  Investment  Restrictions,  with the  exception  of the  Fundamental
Investment Restriction relating to the issuance of senior securities (Fundamental Investment Restriction number 9), which shall remain the same. The Trust adopted the Fund's Fundamental Investment Restrictions on behalf of the Fund when the Fund was participating in a "master-feeder" structure, described in Proposal 1. Under the master-feeder structure, the Fund invested all of its assets in a separate portfolio of securities. Rather than have a separate series of Fundamental Investment Restrictions for the Fund, the Trustees adopted the Fundamental Investment Restrictions in place for the Portfolio.

         The Fund's amended Fundamental Investment Restrictions, enumerated below, are substantially similar to the current Fundamental Investment Restrictions. The Fund's amended Fundamental Investment Restrictions have been amended primarily to clarify and update the Fund's current Fundamental Investment Restrictions. The specific changes to the Fundamental Investment Restrictions are described below. In general, the amended Fundamental Investment Restrictions remove any references to the "Portfolio," as well as various limitations that applied to the Portfolio but that will not apply to the Fund. Notwithstanding these changes, it is anticipated that the amendments to the Fundamental Investment Restrictions will not materially impact the way the Fund is managed.

         The Fund's Fundamental Investment Restrictions may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund. The vote of the holders of a "majority of the outstanding voting securities" of the Fund is defined by the Investment Company Act as (i) the vote of 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding shares, whichever is less. In the event that Proposals 1, 2 and 3 are not approved by shareholders, the Fund will retain its Fundamental Investment Restrictions in their current form.

4a.  To amend the Fundamental Investment Restriction relating to borrowing.

         The Fund will continue its restriction on borrowing money but will remove references to the Portfolio, as the Fund will no longer invest its assets in the Portfolio.

         The Fund's current Fundamental Investment Restriction relating to borrowing reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (1) borrow money,  except that as a temporary measure
                  for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, taken in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities).

         If the proposal is approved, the current Fundamental Investment Restriction relating to borrowing will be amended to read as follows:

                  The Fund may not:

                           (1) borrow money,  except that as a temporary measure
                  for extraordinary or emergency purposes the Fund may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed (moreover, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value) (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Fund while effecting an orderly liquidation of securities).


4b. To amend the Fundamental Investment Restriction relating to purchasing securities on margin.

         The Fund will retain its restriction on purchasing securities on margin, but will remove the references to Portfolio and the exception relating to options, as the Fund does not expect to engage in purchasing options.

         The Fund's current Fundamental Investment Restriction relating to purchasing securities on margin reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the
                  Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options.

         If the proposal is approved, the current Fundamental Investment Restriction relating to purchasing securities on margin will be amended to read as follows:

                  The Fund may not:

                           (2) purchase any security on margin except for short-term loans as may be necessary for the clearance of purchases and sales of portfolio securities.

4c. To amend the Fundamental Investment Restriction relating to puts, calls and warrants.

         The Fund will continue its restriction relating to puts, calls and warrants but has modified the exceptions to this restriction. The exception relating to warrants has been defined more narrowly to cover "debt or other securities which have warrants attached (not to exceed 10% of the Fund's total assets)" rather than "warrants where the grantor of the warrants is the issuer of the underlying securities." The exception relating to "the purchase, ownership, holding or sale of options" has been removed, as the Fund does not expect to purchase, own, hold or sell options.

         The Fund's current Fundamental Investment Restriction relating to puts, calls and warrants reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (3) write any put or call  option or any  combination
                  thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities.

         If the proposal is approved, the current Fundamental Investment Restriction relating to puts, calls and warrants will be amended to read as follows:

                  The Fund may not:

                           (3) write, purchase, or sell puts, calls, warrants or
                  options or any combination thereof, provided that this shall not prevent the Fund from investing in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets);

4d. To amend the Fundamental Investment Restriction relating to underwriting securities.

         The Fund will retain the prohibition on underwriting securities found in the fourth Fundamental Investment Restriction. However, because the Fund will no longer invest its assets in the Portfolio the exception permitting the Fund to "invest all or any portion of its assets in the Portfolio" has been removed. In addition, "1933 Act" has been restated to read "the Securities Act of 1933" and references to the Portfolio have been removed.

         The Fund's current Fundamental Investment Restriction relating to underwriting securities reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

         If the proposal is approved, the current Fundamental Investment Restriction relating to underwriting securities will be amended to read as follows:

                  The Fund may not:

                           (4) underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

4e. To amend the Fundamental Investment Restriction relating to lending.

         The Fund will continue its restriction relating to lending to other persons together with the exceptions to such restriction. However, the provision limiting the Fund's ability to invest in repurchase agreements maturing in more than seven days has been removed because such provision is already included in the Fund's Fundamental Investment Restriction relating to investing in securities subject to restrictions on resale, discussed below. In addition, references to the Portfolio have been removed.

         The Fund's current Fundamental Investment Restriction relating to lending reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (5) make loans to other  persons  except (a)  through
                  the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following.

         If the proposal is approved, the current Fundamental Investment Restriction relating to lending will be amended to read as follows:

                  The Fund may not:

                           (5) make loans to other  persons  except (a)  through
                  the lending of securities held by the Fund and provided that any such loans not exceed 30% of its total assets (taken at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations.


4f. To amend the Fundamental Investment Restriction relating to investing in securities subject to restrictions on resale.

         The Fund's sixth Fundamental Investment Restriction has been amended to raise the Fund's restriction on investing in securities subject to restrictions on resale from 10% of the Fund's net assets to 15% of the the Fund's net assets, which is the limit prescribed by the SEC. This amendment may increase the amount of Fund assets invested in securities that the Fund may not be able to dispose of at stated market prices on a timely basis and may delay processing of redemption requests. However, Fund management and the Board of Trustees believe that this does not present a significant risk to the Fund. In addition, because the Fund will no longer invest its assets in the Portfolio the exception permitting the Fund to "invest all or any portion of its assets in the Portfolio" has been removed.

         The Fund's current Fundamental Investment Restriction relating to investing in securities subject to restrictions on resale reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (6) invest in  securities  which are subject to legal
                  or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio;

         If the proposal is approved, the current Fundamental Investment Restriction relating to investing in securities subject to restrictions on resale will be amended to read as follows:

                  The Fund may not:

                           (6) invest more than 15% of its net assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days;

4g. To amend the Fundamental Investment Restriction relating to the purchase or sale of real estate, interests in oil, gas or other mineral leases, or commodities or commodities contracts.

         The Fund's seventh Fundamental Investment Restriction has been amended to remove references to the Portfolio.

         The Fund's current Fundamental Investment Restriction relating to the purchase or sale of real estate, interests in oil, gas or other mineral leases, or commodities or commodities contracts reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (7) purchase or sell real estate  (including  limited
                  partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio).

         If the proposal is approved, the current Fundamental Investment Restriction relating to the purchase or sale of real estate, interests in oil, gas or other mineral leases, or commodities or commodities contracts will be amended to read as follows:

                  The Fund may not:

                           (7) purchase or sell real estate  (including  limited
                  partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).


4h. To amend the Fundamental Investment Restriction relating to short sales.

         The Fund's policy with respect to short sales will remain the same, except that references to the Portfolio have been removed.

         The Fund's current Fundamental Investment Restriction relating to short sales reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (8) make  short  sales of  securities  or  maintain a
                  short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time.

         If the proposal is approved, the current Fundamental Investment Restriction relating to short sales will be amended to read as follows:

                  The Fund may not:

                           (8) make  short  sales of  securities  or  maintain a
                  short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.


4i. To amend the Fundamental Investment Restriction relating to diversification.

         The Fund's policy relating to diversification required by the Investment Company Act, has been continued, however, the exception to issuers of options has been removed because the Fund does not expect to purchase options. In addition, the references to the Portfolio have been removed.

         The Fund's current Fundamental Investment Restriction relating to diversification reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (10) as to 75% of its assets,  purchase securities of
                  any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio.

         If the proposal is approved, the current Fundamental Investment Restriction relating to diversification will be amended to read as follows:

                  The Fund may not:

                           (10) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States).

4j. To amend the Fundamental Investment Restriction relating to concentration.

         The Fund will continue its current concentration policy not to invest more than 25% of its assets in securities of issuers of any one industry, but will remove the exceptions to the policy relating to the Portfolio. The exception concerning the Domini Social Index has been removed because the Fund will no longer attempt to match the performance of the Domini Social Index. The exception permitting the Fund to invest all of its assets in the Portfolio has also been removed because the Fund will no longer invest its assets in the Portfolio.

          The Fund's current Fundamental Investment Restriction relating to concentration reads as follows:

                  Neither the Fund nor the Portfolio may:

                           (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini Social Index, in which case the Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.

         If the proposal is approved, the current Fundamental Investment Restriction relating to concentration will be amended to read as follows:

                  The Fund may not:

                           (11) invest more than 25% of its total assets in securities of issuers in any one industry.


                                   Conclusion

         After careful consideration, the Fund's Board of Trustees, including the Independent Trustees, determined that it was in the best interests of the Fund and its shareholders that the Proposal to amend each of the Fund's
Fundamental Investment Restrictions, with the exception of the Fundamental Investment Restriction relating to the issuance of senior securities, which will not be changed, be approved by the Board of Trustees and presented to shareholders for approval in accordance with the requirements of the Investment Company Act. In approving the Proposal, the Trustees considered the aforementioned factors and such other factors and information that they deemed relevant. If approved by shareholders, the amended Fundamental Investment Restrictions will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by shareholders of the Fund, the Fund's current Fundamental Investment Restrictions will remain in effect. The Board of Trustees unanimously recommends that shareholders vote FOR the proposal to amend the Fund's Fundamental Investment Restrictions.


                       5. ELECTION OF A BOARD OF TRUSTEES

         The Board of Trustees is responsible for the overall management and operations of the Trust. At the Meeting, shareholders of the Fund are entitled to elect six Trustees to serve until their successors are elected and qualified. The Fund is not required to hold annual meetings of shareholders.

                         Information Concerning Nominees

         The nominees named below for election to the Board of Trustees (the "Nominees") have consented to be nominated and to serve, if elected, as Trustees of the Trust. In case any of the Nominees becomes unavailable to serve as Trustee, the persons designated in the enclosed proxy will have the right to vote for a substitute. A shareholder may instruct the persons named as proxies not to vote the shares represented by his or her proxy for the nominee's election. The Trust currently knows of no reason why any of the Nominees will be unable to serve if elected. Information pertaining to the Nominees is set forth below, together with their ages, addresses, respective positions with the Fund and a brief statement of their principal occupations during the past five years. With the exception of Edward J. Veilleux, Timothy J. Joyce and Donald S. Houston, all the nominees currently serve as Trustees of the Trust. The Nominees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.


                                        Position with         Principal Occupation(s)
Name and Address              Age          Trust              During Past Five Years
----------------              ---       -------------         ------------------------

Stephen D. Cashin             42         Trustee              Managing Director of Modern Africa Fund
                                                              Managers LLC, Vice President
                                                              (Corporate Finance), Equator Bank (from 1993
                                                              to March 1997); Vice President (East Africa
                                                              Representative), Equator Bank (prior to 1993).

Gilbert H. Crawford*          42         Trustee              Executive Director, Microcap, LLC (since October
                                                              1999); Treasurer,  Josephs House (since September
                                                              1997); Alternate Director, PROFUND (since September
                                                              1995); President of Development Capital Fund
                                                              (November 1992 to June 1997); Executive Director,
                                                              Seed Capital Development Fund, Ltd. (since September
                                                              1991).

Donald Carcieri               58         Trustee              Director, Catholic Relief Services Corporate
                                                              Leadership Council (since 1996); President and
                                                              Chief Executive Officer, Cookson America, Inc.
                                                              (1983-1997).

Edward J. Veilleux            56                              Principal, BT Alex Brown; Executive Vice
                                                              President and Chief Administrative Officer,
                                                              Investment Company Capital Corp. (Registered
                                                              Investment Adviser and Registered Transfer Agent
                                                              subsidiary of Alex Brown) (1984 to present).

Timothy J. Joyce              52                              Of Counsel, Bleakley Platt & Schmidt (1994 to
                                                              present); Director of Special Programs, Catholic
                                                              Relief Services (1985-1992); Director, Vice
                                                              President, Associate General Counsel, Joyce
                                                              Beverages, Inc. (1979-1984).

Donald S. Houston             45                              Vice President, Sales, Plantronics, Inc.
                                                              (manufacturer of telephony headsets) (1996 to
                                                              present); Vice President, Sales, Proxima
                                                              Corporation (manufacturer of desktop projection
                                                              products for personal computers) (1995-1996);
                                                              Vice President, Sales, Service and Marketing,
                                                              Director of Sales, Sales Manager, CalComp Inc.
                                                              (1985-1995).


         The Board of Trustees has an Audit Committee which is composed of Trustees who are not "interested persons" of the Trust for purposes of the Investment Company Act. The Audit Committee members are Stephen D. Cashin and Donald Carcieri. The Audit Committee, which was created on November 29, 1999, has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the financial statements which are subject to the independent auditors' certification, and (iv) review with the independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal audit activities and internal accounting controls. The Trust has no separate Nominating or Compensation Committee.

         There were four meetings of the Board of Trustees during the fiscal year ended July 31, 1999. No Trustee attended fewer than 75% of the aggregate of
(i) the total number of meetings of the Board of Trustees, and (ii) the total number of meetings held by any committees of the Board on which he served, which were held during his tenure for the fiscal year ended July 31, 1999.

                               Executive Officers

         In addition to the Trustees who serve as executive officers as indicated above, the persons named below also serve as executive officers. Information pertaining to those executive officers of the Trust is set forth below, together with their ages, addresses, respective positions and a brief statement of their principal occupations during the past five years.


                                       Position with              Principal Occupation(s)
Name and Address            Age            Trust                  During Past Five Years
----------------            ---        -------------              ------------------------

Joseph St. Clair            54         President                  President of Development Capital Fund
                                                                  (since June 1997); Director of Development
                                                                  Capital Fund (since December 1994);
                                                                  Director of Internal Audit, Catholic
                                                                  Relief Services (since May 1993);
                                                                  Departmental Vice-President, Alex.
                                                                  Brown Incorporated (prior to 1993).

James R. Arnold             42         Assistant Secretary        Senior Administration Services Manager,
                                                                  Sunstone Financial Group, Inc. (since
                                                                  January 1997); Secretary and Treasurer, The
                                                                  Primary Trend Fund, Inc. (since September
                                                                  1986) and The Primary Income Funds, Inc.
                                                                  (since September 1989); Vice President,
                                                                  Arnold Investment Counsel, Inc. (prior to
                                                                  January 1997).

         As of October 31, 1999, the Trustees and officers as a group owned less than 1% of the Fund's outstanding shares.


                               Compensation Table

         The following table shows the compensation paid by the Trust to the Trustees during the fiscal year ended July 31, 1999:

                               Aggregate             Pension or Retirement            Estimated
                              Compensation              Benefits Accrued                Annual
                                from the                   as part of               Benefits upon         Total Compensation
Name of Trustee                  Trust                   Trust Expenses               Retirement              from Trust
----------------              ------------           --------------------           -------------         ------------------

Stephen D. Cashin                 None                        None                       None                    None
Gilbert H. Crawford               None                        None                       None                    None
Donald Carcieri                   None                        None                       None                    None



         The Trust currently pays no annual compensation to each Trustee, however, the Trust may compensate Trustees in the future. The Trust pays such Trustees' out-of-pocket expenses related to attendance at meetings of the Board of Trustees.] Executive officers of the Trust receive no compensation from the Trust for their services as such. The Trust does not have a pension or retirement plan applicable to Trustees or officers of the Trust.

                 6. SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees has selected KPMG LLP as independent public accountants for the Fund through the fiscal year ended July 31, 2000. KPMG LLP has served as independent public accountants for the Fund since it commenced operations. The selection is being submitted for ratification or rejection by the shareholders. Ratification or rejection of the selection of independent public accountants will be determined by a majority of the votes cast.


                                7. OTHER BUSINESS

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                          INFORMATION ABOUT THE MEETING

         All proxies solicited by the Board of Trustees which are properly executed and received by the Assistant Secretary or his designees prior to the Meeting will be voted at the Meeting in accordance with the instructions thereon.

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy will vote thereon according to their best judgment in the interests of the Trust. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal which is the subject of the Meeting, the percentage of votes actually cast, the percentage of actual negative votes, the nature of any further solicitation and the information to be provided to the shareholders with respect to the reasons for such solicitation.

                          NEXT MEETING OF SHAREHOLDERS

         The Trust is not required and does not intend to hold annual meetings of shareholders unless otherwise required by applicable law. The Trust will not be required to hold annual meetings of shareholders unless the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including, pursuant to the Bylaws of the Trust, the right to call a meeting upon a written request, which shall specify the purpose for which such meeting is to be called, of shareholders holding, in the aggregate, not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request.

         Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of the Trust must submit that proposal in writing so that it is received by the Trust prior to mailing and printing of proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                             ADDITIONAL INFORMATION

         The principal business office of DSIL is located at 11 West 25th Street, New York, NY 10010. The principal business office of Mellon Equity is located at 500 Grant Street, Suite 3700, Pittsburgh, PA 15258. CBIS Financial Services, Inc. is the distributor of the Fund's shares and maintains its principal business office at 915 Harger Road, Oak Brook, Illinois 60521-1476. Sunstone Financial Group, Inc. is the Fund's administrator and maintains its principal business office at 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202.

         DEVCAP Non-Profit, a wholly-owned subsidiary of Catholic Relief Services ("CRS"), is the Fund's sponsor. DEVCAP Non-Profit was created in 1992 to provide fund-raising and other support to non-profit organizations dedicated to supporting micro-enterprise and other economic development programs in developing countries. Micro-enterprise development programs assist underprivileged people by providing direct financing and technical support, otherwise unavailable through normal business channels, for business enterprises in developing countries. Each year, DEVCAP Non-Profit will direct shareholder contributions made pursuant to the Fund's Charitable Contributions Program to
CRS and other non-profit organizations working to improve the welfare of underprivileged persons in developing countries through grants or loans for micro-enterprises and other economic development programs. Shareholder contributions are generally allocated by agreement between DEVCAP Non-Profit and CRS. CRS was founded by the Catholic Bishops of the United States and funds a "village banking" program which provides financial services to approximately 150,000 underprivileged people in 24 countries throughout the world. CRS provides the operational funding for DEVCAP Non-Profit and generally receives all the donations generated by the Fund's Charitable Contribution Program. At their discretion, DEVCAP Non-Profit's Board of Directors may also use shareholder contributions to support programs of other non-profit organizations.

         The principal offices of CBIS are located at 675 Third Avenue, 31st Fl., New York, NY 10017-5704. The principal offices of RhumbLine are located at 30 Rowes Wharf, Boston, MA 02110-3326.

         The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                        By Order of the Trustees

                                                        James R. Arnold
                                                        Assistant Secretary

                                                        DEVCAP TRUST

January 7, 2000
New York, New York

                                   APPENDIX A

                        INVESTMENT MANAGEMENT AGREEMENT

         INVESTMENT MANAGEMENT AGREEMENT, dated as of ___________, 2000, between DEVCAP Trust (the "Trust") on behalf of the DEVCAP Shared Return Fund (the "Portfolio"), a separate, diversified portfolio of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts, and Christian Brothers Investment Services, Inc., a corporation organized under the laws of the State of Illinois (the "Investment Manager").

         WHEREAS, the Trust has been organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the shares (the "Shares") of beneficial interest of the Trust are divided into multiple series ("Series"), including the Portfolio as a separate, non-diversified portfolio of the Trust;

         WHEREAS, the Trust, on behalf of the Portfolio, seeks to retain the Investment Manager for the purpose of making investment decisions for the Portfolio;

         WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and desires to provide services to the Portfolio in consideration of and on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the Portfolio and the Investment Manager agree as follows:

         SECTION 1. Employment as an Investment Manager. The Portfolio being duly authorized hereby employs the Investment Manager as the Portfolio's investment manager, on the terms and conditions set forth herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.

         SECTION 2. Acceptance of Employment; Standard of Performance. The Investment Manager accepts its employment as the Portfolio's investment manager to manage the investment and reinvestment of the Portfolio's assets and agrees to use its best professional judgment to make timely investment decisions for the Portfolio in accordance with the provisions of this Agreement and to provide the other services set forth in Section 3 of this Agreement, subject to the direction of the Board of Trustees (the "Trustees" or the "Board") and officers of the Trust, for the period, in the manner and on the terms hereinafter set forth.

         SECTION 3. Obligation of and Services to be Provided by the Investment Manager. The Investment Manager undertakes to provide the services hereinafter set forth and to assume the obligations set forth below in this Section 3. The Investment Manager may, with the approval of the Trustees, delegate any of its obligations under this Agreement, to a sub-adviser. To the extent such delegation occurs, all references to "Investment Manager" herein shall be deemed to include any such sub-adviser.

         A. Portfolio Management Services. In providing portfolio management services to the Portfolio, the Investment Manager shall be subject to the investment objectives, policies and restrictions of the Portfolio as set forth in its current prospectus and statement of additional information (as the same may be modified from time to time), the Trust's charter and bylaws and the investment restrictions set forth in the Investment Company Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Investment Manager by the Portfolio), to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company and to the supervision and control of the Trustees. The Portfolio understands, and directs, that the Portfolio's assets be invested in a accordance with the written socially responsible investing policies of the Investment Manager, as the same may be amended from time to time. The Investment Manager shall not, without the prior approval of the Portfolio, effect any transactions that would cause the Portfolio to be out of compliance with any of such objectives, restrictions or policies.

         B. Corporate Management Services. Subject to the supervision of the Trustees and officers of the Trust and as reasonably requested by the officers of the Trust or the Trustees, the Investment Manager shall assist the officers of the Trust in the performance of the following services:

                  (1) Prepare reports relating to the business and affairs of the Portfolio as may be mutually agreed upon and not otherwise appropriately prepared by the Portfolio's custodian, legal counsel or auditors;

                  (2) Make such reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably request or deem appropriate;

                  (3) Make such reports and recommendations to the Board concerning the performance and fees of the Portfolio's custodian and transfer and disbursing agent as the Board may reasonably request or deem appropriate;

                  (4) Provide such assistance to the custodian and the Trust's legal counsel and auditors as generally may be required to properly carry on the business and operations of the Portfolio;

                  (5) Refer to the Trust's officers or transfer agent, shareholder inquiries relating to the Portfolio;

                  (6) Employ or provide and compensate the CBIS executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in subparagraph 3(B), and shall bear the expense of providing such services, except as may otherwise be provided in Section 8 of this Agreement. The Investment Manager shall also compensate all officers and employees of the Portfolio who are officers or employees of the Investment Manager;

                  (7) Supervise the general management and investment of the Portfolio's assets and securities portfolio subject to and in accordance with the investment objectives and policies of the Portfolio and any directions which the Trustees may issue to the Investment Manager from time to time.

         C. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

                         The Investment Manager will make available and provide financial, accounting and statistical information concerning the Investment Manager required by the
                         Portfolio in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Portfolio may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Portfolio's Shares.

         D.  Other Obligations and Services.

                  (1) The Investment Manager shall make available its officers and employees to the Trustees and officers of the Portfolio for consultation and discussions regarding the administration and management of the Portfolio and its investment activities.

                  (2) The Investment Manager will adopt a written code of ethics complying with the requirements of Rule 17j1 under the Investment Company Act (which may be the Portfolio's code of ethics) and will provide the
                         Portfolio with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the President or a Vice President of the Investment Manager shall certify to the Portfolio that the Investment Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Investment Manager's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Portfolio, the Investment Manager shall permit the Portfolio, its employees or its agents to examine the reports required to be made by the Investment Manager by Rule 17j1(c)(1).


         SECTION 4. Transaction Procedures. All portfolio transactions for the Portfolio will be consummated by payment to or delivery by the custodian of the Portfolio, Mellon Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Portfolio, of all cash and/or securities due to or from the Portfolio, and the Investment Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Investment Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Portfolio shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Investment Manager.

         SECTION 5. Allocation of Brokerage. The Investment Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Manager, and to select the markets on or in which the transactions will be executed. The Investment Manager will render regular reports to the Portfolio of the total brokerage business placed on behalf of the Portfolio by the Investment Manager and the manner in which such brokerage business has been allocated.

                  A. In doing so, the Investment Manager's primary responsibility shall be to seek to obtain best net price and execution for the Portfolio. However, this responsibility shall not obligate the Investment Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Portfolio, so long as the Investment Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended), provided by such broker or dealer to the Investment Manager viewed in terms of either that particular transaction or of the Investment Manager's overall responsibilities with respect to its clients, including the Portfolio, as to which the Investment Manager exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Portfolio a lower commission on the particular transaction.

                  B. The Investment Manager shall not execute any portfolio transactions for the Portfolio with a broker or dealer which is an "affiliated person" (as defined in the Investment Company Act) of the Portfolio or the Investment Manager of the Portfolio without the prior written approval of the Portfolio. The Portfolio will provide the Investment Manager with a list of brokers and dealers which are "affiliated persons" of the Portfolio.

         SECTION 6. Proxies. The Investment Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested from time to time. Proxies will be voted in accordance with the proxy voting standards from time to time published by the Investment Manager.

         SECTION 7.  Fees for Service

                  A. The compensation of the Investment Manager for its services under this Agreement shall be calculated and paid by the Portfolio in accordance with the attached Schedule B. In addition to the fees set forth in Schedule B, the Portfolio shall reimburse the Investment Manager for all out-of-pocket expenses incurred by the Investment
         Manager for attendance at any meeting outside of the New York metropolitan area in connection with its activities as Investment Manager to the Portfolio.

                  B. In addition to the foregoing, the Investment Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Manager. Any such fee reduction or undertaking may be discontinued or modified by the Investment Manager at any time.

         SECTION 8. Expenses of the Portfolio. It is understood that the Portfolio will pay all its expenses other than those expressly assumed by the Investment Manager herein, which expenses payable by the Portfolio shall include:

                  A.     Fees and expenses of the Investment Manager;

                  B.     Auditing and accounting fees and expenses;

                  C. Fees and expenses for transfer agent, registrar, dividend disbursing agent and shareholder recordkeeping services (including reasonable fees and expenses payable to the Investment Manager for such services);

                  D. Fees and expenses of the custodian of the Trust's assets, including expenses incurred in performing fund accounting and recordkeeping services provided by the custodian;

                  E. Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

                  F. Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or any of its affiliates;

                  G.     Taxes   and   governmental   fees  levied  against  the
                         Portfolio and the expenses of preparing tax returns and reports;

                  H. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

                  I.     Organizational expenses;

                  J. Costs, including the interest expense, of borrowing money;

                  K. Costs and/or fees incident to Trustee and shareholder meetings of the Portfolio, the preparation and mailings of proxy material, prospectuses and reports of the Portfolio to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Portfolio's legal existence, membership dues and fees of investment company industry trade associations, and the registration of Shares with federal and state securities authorities;

                  L. Legal fees and expenses (including reasonable fees for legal services rendered by the Investment Manager or its affiliates), including the legal fees related to the registration and continued qualification of the Portfolio's Shares for sale (and of maintaining the registration of the fund);

                  M. Costs of printing stock certificates, if any, representing Shares of the Portfolio or any other expenses, including clerical expenses of issue, redemption, or repurchase of Shares of the Portfolio;

                  N. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Investment Manager or any of its affiliates;

                  O.    Its pro rata portion of the  fidelity  bond  required by
                        Section 17(g) of the Investment Company Act, or other insurance premiums;

                  P.    Fees  payable  to  federal  and  state   authorities  in
                        connection with the registration of the Portfolio's Shares.

                  Q.    Litigation  and   indemnification   expenses  and  other
                        extraordinary expenses not incurred in the ordinary course of the business of the Portfolio or the Trust.

         SECTION 9. Other Investment Activities of Investment Manager and Affiliates of Investment Manager.

                  A. The Portfolio acknowledges that the Investment Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other clients ("Client Accounts"), and that the Investment Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Sections 2 and 3 hereof, the Portfolio agrees that the Investment Manager or its affiliates may give advice or execute investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio; provided that the Investment Manager acts in good faith; provided, further, that it is the Investment Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Portfolio acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest from time to time, whether in transactions which involve the Portfolio or otherwise. The Investment Manager shall have no obligation to acquire for the Portfolio a position in any investment which any Client Account or Affiliated Account may acquire, and the Portfolio shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio or otherwise.

                  B. Subject to and in accordance with the Agreement and Declaration of Trust and ByLaws of the Trust and to
                        Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Portfolio are or may be interested in the Investment Manager or its affiliates as directors, officers, agents or stockholders of the Investment Manager or its affiliates; that directors, officers, agents and stockholders of the Investment Manager or its affiliates are or may be interested in the Portfolio as trustees, officers, agents, shareholders or otherwise; that the Investment Manager or its affiliates may be interested in the Portfolio as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the Investment Company Act.

                  C. The services of the Investment Manager to the Portfolio hereunder are not to be deemed exclusive, and the
                        Investment Manager and any of its affiliates shall be free to render similar services to others. The Investment Manager shall not be obligated to give the Portfolio more favorable or preferential treatment vis-a-vis its other clients.

         SECTION 10. No Personal Liability. Reference is hereby made to the Agreement and Declaration of Trust dated June 25, 1995 establishing the Trust, as amended September 15, 1995 (the "Agreement and Declaration of Trust"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. No Trustee, shareholder, officer, agent or employee of the Trust or the Portfolio shall be held to any personal liability hereunder or in connection with the affairs of the Portfolio or the Trust. Only the trust estate under said Agreement and Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Investment Manager nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or the Portfolio or of any successor of the Trust or the Portfolio, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Portfolio.

         SECTION 11.  Limitation of Liability.

                  A. The Investment Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio or the Investment Manager; provided, however, that such acts or omissions shall not have resulted from the Investment Manager's willful misfeasance, bad faith, gross negligence, a violation of the standard of care established by and applicable to the Investment Manager in its actions under this Agreement or reckless disregard of its obligations and duties hereunder.

                  B. No provision of this agreement shall be construed to protect the Investment Manager from liability in violation of Section 17(i) of the Investment Company Act.

         SECTION 12. Confidentiality. Subject to the duty of the Investment Manager and the Portfolio to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio and the actions of the Investment Manager and the Portfolio in respect thereof.

         SECTION 13. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Investment Company Act. The Investment Manager shall notify the Portfolio in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the Investment Company Act, as will enable the Portfolio to consider whether an assignment as defined in Section 2(a)(4) of the Investment Company Act will occur, and whether to take the steps necessary to enter into a new contract with the Investment Manager. The Investment Manager shall notify the Portfolio of any change in the membership of the Investment Manager within a reasonable time after such change.

         SECTION 14.    Representations,  Warranties  and  Agreements   of   the
Portfolio.  The Portfolio represents, warrants and agrees that:

                A. The Investment Manager has been duly appointed to provide investment services to the Portfolio as contemplated hereby.

                B. The Portfolio will deliver to the Investment Manager a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents governing the investment of the Portfolio's assets and such other information as is necessary for the Investment Manager to carry out its obligations under this Agreement.

        SECTION 15. Representations, Warranties and Agreements of the Investment Manager. The Investment Manager represents, warrants and agrees that:

                A. It is registered as an "Investment Adviser" under the Investment Advisers Act.

                B. It will maintain, keep current and preserve on behalf of the Portfolio, in the manner required or permitted by the Act and the Rules promulgated thereunder, the records identified in Schedule C (as Schedule C may be amended from time to time). The Investment Manager agrees that such records are the property of the Portfolio, and will be surrendered to the Portfolio promptly upon request.

                C. Upon request, the Investment Manager will promptly supply the Portfolio with any information concerning the Investment Manager and its stockholders, employees and affiliates which the Portfolio may reasonably require in connection with their preparation of the registration statement, proxy material, reports, responses to shareholder inquiries or other documents required to be filed under the Investment Company Act, the Securities Act of 1933, as amended, or other applicable securities laws.

                D. Reference is hereby made to the Agreement and Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name refers to the Trustees under said Agreement and Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Portfolio shall be held to any personal liability hereunder or in connection with the affairs of the Portfolio, but only the trust estate under said Agreement and Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Investment Manager nor any of its officers, trustees, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Portfolio or of any successor of the Portfolio, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Portfolio.

         SECTION 16. Amendment. This Agreement may be amended at any time, but only by written agreement among the Investment Manager and the Portfolio, which amendment, other than amendments to Schedules A and C, is subject to the approval of the Trustees and the shareholders of the Portfolio as and to the extent required by the Investment Company Act.

         SECTION 17.  Effective Date; Term.

                A. Unless sooner terminated as provided herein, this Agreement shall continue in effect until ________________, 2000 and shall continue automatically for successive periods of twelve months each, provided such continuance is specifically approved at least annually by (i) the Portfolio's Board of Trustees or (ii) a vote of a "majority" (as defined in the Investment Company Act) of the Portfolio's outstanding voting securities; provided, that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

                B. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to the Investment Manager. The Investment Manager may terminate this Agreement at any time, without the payment of any penalty, on sixty (60) days' notice to the Investment Manager. This Agreement will terminate automatically in the event of its assignment as defined in the Investment Company Act.

         SECTION 18. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Illinois.

         SECTION 19. Arbitration. Any disputes between the parties to this Agreement involving the construction or application of any of the terms, provisions, or conditions of this Agreement shall be submitted to arbitration; provided, however, that any disputes involving the termination of this Agreement be referred first to the Board of Trustees. The arbitration shall be conducted in accordance with the Rules of the American Arbitration Association. The Portfolio on the one hand, and the Investment Manager, on the other, shall each appoint one person to hear and determine the dispute, and the two persons so chosen shall select a third impartial arbitrator, unless the parties shall otherwise mutually agree with respect to the selection of arbitrators. The decision of the majority of the arbitrators so chosen (or, in the event the parties shall agree to submit the dispute to a single arbitrator, the decision of that arbitrator) shall be final and conclusive upon all parties.

         SECTION 20. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

         SECTION 21. Consultants. The Investment Manager may, in its discretion in connection with the rendering of the management services required under this Agreement, retain such consultants or other parties as it may deem appropriate to furnish information, clerical and other services and assistance for the benefit of the Portfolio, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Investment Manager, and no obligation shall be incurred on the Portfolio's behalf in any such respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                        DEVCAP TRUST
                       (On behalf of the DEVCAP Shared Return Fund)



                       By:______________________________________________________
                          As Trustee pursuant to an Agreement and Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts and not individually.




                        CHRISTIAN BROTHERS INVESTMENT
                        SERVICES, INC.


                        By:_____________________________________________________
                        Title:__________________________________________________



SCHEDULES:  A. Operational Procedures
            B. Fee Schedule
            C. Record Keeping Requirements

                            DEVCAP SHARED RETURN FUND

                         Investment Management Agreement

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES
                             ----------------------


         In order to minimize operational problems, it will be necessary for a flow of information to be supplied to the custodian of the Portfolio, Mellon Trust (the "Custodian").

         The   Investment   Manager  must  furnish  the  Custodian   with  daily
information as to executed trades, or, if no trades are executed, a report to that effect, no later than 5:00 P.M. (New York Time) on the day of the trade. The necessary information can be transmitted via facsimile machine to the Custodian (the direct line to the machine is Attention: _______________). Upon receipt of brokers' confirmations, the Investment Manager or the Custodian must notify the other party if any differences exist. The reporting of trades by the Investment Manager to the Custodian shall include the following information:

         1.       Purchase or sale;

         2.       Security name and description (see trade ticket);

         3. CUSIP Number, NYSE ticker, if applicable or widely recognized security identifier;

         4. Number of shares or units and currency in which the securities are denominated;

         5.       Sales price per share or unit;

         6. Commission rate per share and aggregate commission or if a net trade;

         7.       Executing broker and clearing bank, if any;

         8.       Trade date;

         9.       Settlement date;

         10.      If security is not eligible for DTC;

         11.      Interest purchased or sold from interest bearing security;

         12.      Total net amount of the transaction;

         13.      Exchange where sale was executed;

         14.      Identified tax lot;

         15.      Name of Portfolio and Investment Manager;

         16. Location of where security is being held if other than DTC.

         When opening accounts with brokers for the Portfolio, the account must be a cash account. No margin accounts in the name of the Portfolio are to be maintained. The broker should be advised to use the Custodian's DTC ID system number (No.) to facilitate the receipt of information by the Custodian. In addition, the Investment Manager should arrange to have duplicate confirmations sent as follows:

          ________________________________
          ________________________________
          ________________________________
          ________________________________
          Attention:______________________


          ________________________________
          ________________________________
          ________________________________
          ________________________________



II.      ALL DTC ELIGIBLE SECURITIES

         Depository Trust Company (DTC)
         Agent Bank Name:
         Agent Bank Number:
         Agent Bank Clearing Number:
         Agent Bank Client Number:


III.     DELIVERY INSTRUCTIONS FOR TRANSACTIONS TO BE SETTLED IN
         [CITY] ARE AS FOLLOWS:
         -------------------------------------------------------

         ALL COMMERCIAL PAPER AND INELIGIBLE DTC SECURITIES - [CITY]
         -----------------------------------------------------------

          ________________________________
          ________________________________
          ________________________________
          ________________________________
          Ref: ___________________________


IV.      ALL GOVERNMENT ISSUES DELIVERED THROUGH BOOK ENTRY
         --------------------------------------------------

         Deliver through your area Federal Reserve Bank to:

                  ["Delivery vs. payment" in Federal Portfolios]


V.       WIRE INSTRUCTIONS:
         ------------------

         ABA #____________________________
         _________________________________
         Attention: ______________________
         (Money amount)___________________
         Text: ___________________________
         Attention:_______________________

"Delivery  vs.   Payment"  in  Federal  funds  on  Commercial   Paper  only  and
clearinghouse funds on ineligible DTC securities.

         Telephone instructions shall be provided by separate arrangement with the Custodian.

IV.      DELIVERY INSTRUCTIONS FOR TRANSACTIONS TO BE SETTLED IN NEW YORK
         ----------------------------------------------------------------

PHYSICAL - Stocks, Corporates, Municipal issues, Government, Commercial Paper
--------

          ________________________________
          ________________________________
          ________________________________
          Attention: _____________________

SHIPMENTS
---------

         All physical security shipments must be sent as follows:

REGISTERED/INSURED MAIL
-----------------------

          ________________________________
          ________________________________
          ________________________________
          ________________________________


COURIER SERVICE
---------------

          ________________________________
          ________________________________
          ________________________________
          ________________________________

Each security transfer, regardless of transfer method used, must be accompanied by a transmittal letter, in duplicate, if you require.


                          ----------------------------


The Custodian will supply the Investment Manager daily with a cash availability report. This will normally be done by telephone so that the Investment Manager may know the amount available for investment purposes.

                            DEVCAP SHARED RETURN FUND

                         Investment Management Agreement

                                   SCHEDULE B
                                   ----------

                             INVESTMENT MANAGER FEE
                             ----------------------


         For the services provided to the Portfolio, the Portfolio will pay to the Investment Manager a fee computed daily and payable monthly equal on an annual basis to .25% of the Portfolio's average daily net assets. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                            DEVCAP SHARED RETURN FUND

                         Investment Management Agreement

                                   SCHEDULE C
                                   ----------

               RECORDS TO BE MAINTAINED BY THE INVESTMENT MANAGER
               --------------------------------------------------

2. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Investment Manager on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.  The name of the broker;

         B. The terms and conditions of the order and of any modifications or cancellation thereof;

         C.  The time of entry or cancellation;

         D.  The price at which executed;

         E.  The time of receipt of a report of execution; and

         F. The name of the persons who placed the order on behalf of the Portfolio.

3. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.  Shall include the consideration given to:

             (i) The sale of shares of the Portfolio by brokers or dealers.

             (ii) The supplying of services or benefits by brokers or dealers to:

                   (a)  The Portfolio,

                   (b) The Investment Manager (Christian Brothers Investment Service, Inc.), and

                   (c)  Any person other than the foregoing.

             (iii) Any   other    consideration   other   than   the   technical
                   qualifications of the brokers and dealers as such.

         B. Shall show the nature of the services or benefits made available.

         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

4. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

5. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment managers by rule adopted under Section 204 of the Investment Advisers Act, to the extent such records are necessary or appropriate to record the Investment Adviser's transactions with the Portfolio.






--------
* Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or Investment Manager reviews.

                                   APPENDIX B


                        INVESTMENT SUB-ADVISORY AGREEMENT

         INVESTMENT SUB-ADVISORY AGREEMENT, dated as of ____________, 2000 between Christian Brothers Investment Services, Inc., a corporation organized under the laws of the State of Illinois ("CBIS") and RhumbLine Advisers, a __________ (the "Sub-Adviser") with respect to the DEVCAP Shared Return Fund (the "Portfolio"), a separate, diversified portfolio of the DEVCAP Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust").

         WHEREAS, the Trust has been organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the shares (the "Shares") of beneficial interest of the Trust may be divided into multiple series ("Series"), including the Portfolio as a separate, non-diversified portfolio of the Trust;

         WHEREAS, the Trust, on behalf of the Portfolio, has retained CBIS for the purpose of making investment decisions for the Portfolio;

         WHEREAS, CBIS wishes to retain the Sub-Adviser to act as investment sub-adviser with respect to the Portfolio and to delegate to the Sub-Adviser certain duties of CBIS under the Investment Management Agreement by and between the Trust and CBIS;

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and desires to provide services to the Portfolio in consideration of and on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, CBIS and the Sub-Adviser agree as follows:

         SECTION 1. Employment as Sub-Adviser. CBIS being duly authorized hereby employs the Sub-Adviser as Sub-Adviser of the assets of the Portfolio, on the terms and conditions set forth herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent CBIS in any way or otherwise be deemed an agent of CBIS.

         SECTION 2. Acceptance of Employment; Standard of Performance. The Sub-Adviser accepts its employment as Sub-Adviser of the Portfolio's assets to manage the investment and reinvestment of the Portfolio's assets and agrees to use its best professional judgment to make timely investment decisions for the Portfolio in accordance with the provisions of this Agreement and to provide the other services set forth in Section 3 of this Agreement, subject to the general direction of CBIS and the Board of Trustees (the "Trustees" or the "Board") and officers of the Trust, for the period, in the manner and on the terms hereinafter set forth.

         SECTION  3.   Obligation   of  and  Services  to  be  Provided  by  the
Sub-Adviser. The Sub-Adviser undertakes to provide the services hereinafter set forth and to assume the obligations set forth below in this Section 3.

         A. Portfolio Management Services. In providing portfolio management services to the Portfolio, the Sub-Adviser shall be subject to the investment objectives, policies and restrictions of the Portfolio (including the socially responsible investing criteria communicated in writing to the Sub-Adviser by CBIS from time to time) as set forth in its current prospectus and statement of additional information (as the same may be modified from time to time), the Trust's charter and bylaws and the investment restrictions set forth in the Investment Company Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Sub-Adviser by the Portfolio or CBIS), to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company and to the supervision and control of the Trustees. The Sub-Adviser shall not, without the prior approval of the Portfolio, effect any transactions that would cause the Portfolio to be out of compliance with any of such objectives, restrictions or policies.

         B. Corporate Management Services. Subject to the supervision of the Trustees and officers of the Trust and as reasonably requested by the officers of the Trust or the Trustees, the Sub-Adviser shall assist the officers of the Trust in the performance of the following services:

             (1) Prepare reports relating to the business and affairs of the Portfolio as may be mutually agreed upon and not otherwise appropriately prepared by the Portfolio's custodian, legal counsel or auditors;

             (2) Provide such assistance to the custodian and the Trust's legal counsel and auditors as generally may be required to properly carry on the business and operations of the Portfolio;

             (3) Refer to the Trust's officers or transfer agent, shareholder inquiries relating to the Portfolio;

             (4) Employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in subparagraph 3(B), and shall bear the expense of providing such services, except as may otherwise be provided in Section 8 of this Agreement.

             (5) Supervise the general management and investment of the Portfolio's assets and securities portfolio subject to and in accordance with the investment objectives and policies of the Portfolio and any directions which the Trustees may issue to CBIS or the Sub-Adviser from time to time; and

         C. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

                  The Sub-Adviser will make available and provide financial, accounting and statistical information concerning the
                  Sub-Adviser required by the Portfolio in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such other information as the Portfolio may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Portfolio's Shares.

         D.  Other Obligations and Services.

                  (1) The Sub-Adviser shall make available its officers and employees to the Trustees and officers of the Portfolio and to the employees of the Investment Manager for consultation and discussions regarding the administration and management of the Portfolio and its investment activities.

                  (2) The Sub-Adviser will adopt a written code of ethics complying with the requirements of Rule 17j1 under the Investment Company Act (which may be the Portfolio's code of ethics) and will provide the Portfolio with evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the President or a Vice President of the Sub-Adviser shall certify to the Portfolio that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no
                         violation  of   the  code  of   ethics  or,  if  such a
                         violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Portfolio, the Sub-Adviser shall permit the Portfolio, its employees or its agents to examine the reports required to be made by the Sub-Adviser by Rule 17j1(c)(1).

                  (3) Not later than the 10th day of each month, the Sub-Adviser shall deliver a written report to CBIS relating to compliance and other matters affecting the Portfolio and the Sub-Adviser during the immediately preceding month (the "Monthly Report"). The Monthly Report shall be in such form reasonably prescribed from time to time by CBIS. The Monthly Report shall include without limitation the following: a statement indicating whether or not the investment policies or limitations applicable to the Portfolio were violated; a statement indicating whether or not the Sub-Adviser caused or has knowledge of any violation of law or regulation applicable to the Portfolio; a statement describing fully the facts and circumstances relating to any violations described in the preceding sentences; a statement of the steps taken by the Sub-Adviser to cure any such violations; a statement of the steps taken by the Sub-Adviser to reasonably assure that any such violation shall not occur in the future; a statement indicating whether or not the sub-adviser or any of its employees is the subject of, or aware of, any investigation or other preceding related to the Sub-Adviser or any of its employees by any federal or state entity or self regulatory organization having jurisdiction over the Sub-Adviser; and a statement indicating whether or not the sub-adviser is in compliance with all laws and regulations material to the conduct of its business. The Monthly Report shall also include a description of the Sub-Adviser's policies and practices relating to best execution, trade allocation, bunched or batch trading, soft dollars, payment for order flow, personal trading and principle trading.

         SECTION 4. Transaction Procedures. All portfolio transactions for the Portfolio will be consummated by payment to or delivery by the custodian of the Portfolio, Mellon Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Portfolio, of all cash and/or securities due to or from the Portfolio, and the Sub-Adviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Sub-Adviser shall advise and confirm in writing to the Custodian all investment orders for the Portfolio placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Portfolio shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser.

         SECTION 5. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Sub-Adviser, and to select the markets on or in which the transactions will be executed. The Sub-Adviser will render regular reports to the Portfolio of the total brokerage business placed on behalf of the Portfolio by the Sub-Adviser and the manner in which such brokerage business has been allocated.

                  A. In doing so, the Sub-Adviser's primary responsibility shall be to seek to obtain best net price and execution for the Portfolio. However, this responsibility shall not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Portfolio, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended), provided by such broker or dealer to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Portfolio, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Portfolio a lower commission on the particular transaction.

                  B. The Sub-Adviser shall not execute any portfolio transactions for the Portfolio with a broker or dealer which is an "affiliated person" (as defined in the Investment Company Act) of the Portfolio or the Sub-Adviser of the Portfolio without the prior written approval of the Portfolio. The Portfolio will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Portfolio.

         SECTION 6. Proxies. The Sub-Adviser shall not vote any proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested from time to time.

         SECTION 7.  Fees for Services.

         The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by CBIS in accordance with the attached Schedule B.

         SECTION 8. Expenses of the Portfolio. It is understood that the Portfolio will pay all its expenses other than those expressly assumed by the Sub-Adviser herein, which expenses payable by the Portfolio shall include:

                  A.    Auditing and accounting fees and expenses;

                  B. Fees and expenses for transfer agent, registrar, dividend disbursing agent and shareholder recordkeeping services (including reasonable fees and expenses payable to the Sub-Adviser for such services);

                  C. Fees and expenses of the custodian of the Trust's assets, including expenses incurred in performing fund accounting and recordkeeping services provided by the custodian;

                  D. Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

                  E. Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Sub-Adviser or any of its affiliates;

                  F. Taxes and governmental fees levied against the Portfolio and the expenses of preparing tax returns and reports;

                  G. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

                  H.    Organizational expenses of the Portfolio;

                  I. Costs, including the interest expense, of borrowing money;

                  J. Costs and/or fees incident to Trustee and shareholder meetings of the Portfolio, the preparation and mailings of proxy material, prospectuses and reports of the Portfolio to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Portfolio's legal existence, membership dues and fees of investment company industry trade associations, and the registration of Shares with federal and state securities authorities;

                  K. Legal fees and expenses (including reasonable fees for legal services rendered by the Sub-Adviser or its affiliates), including the legal fees related to the registration and continued qualification of the Portfolio's Shares for sale (and of maintaining the registration of the fund);

                  L. Costs of printing stock certificates, if any, representing Shares of the Portfolio or any other expenses, including clerical expenses of issue, redemption, or repurchase of Shares of the Portfolio;

                  M. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Sub-Adviser or any of its affiliates;

                  N.    Its  pro rata portion of the fidelity  bond  required by
                        Section 17(g) of the Investment Company Act, or other insurance premiums;

                  O.    Fees  payable  to  federal  and  state   authorities  in
                        connection with the registration of the Portfolio's Shares.

                  P.     Litigation  and  indemnification   expenses  and  other
                         extraordinary expenses not incurred in the ordinary course of the business of the Portfolio or the Trust.

         SECTION 9. Other Investment Activities of Sub-Adviser and Affiliates of Sub-Adviser.

                  A. The Sub-Adviser or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other clients ("Client Accounts"), and the Sub-Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Sections 2 and 3 hereof, the Sub-Adviser or its affiliates may give advice or execute investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio; provided that the Sub-Adviser acts in good faith; provided,
                        further,   that  it  is  the  Sub-Adviser's   policy  to
                        allocate, within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. One or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest from time to time, whether in transactions which involve the Portfolio or otherwise. The Sub-Adviser shall have no obligation to acquire for the Portfolio a position in any investment which any Client Account or Affiliated Account may acquire, and the Portfolio shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio or otherwise.

                  B. Subject to and in accordance with the Agreement and Declaration of Trust and ByLaws of the Trust and to
                        Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Portfolio are or may be interested in the Sub-Adviser or its affiliates as directors, officers, agents or stockholders of the Sub-Adviser or its affiliates; that directors, officers, agents and stockholders of the Sub-Adviser or its affiliates are or may be interested in the Portfolio as trustees, officers, agents, shareholders or otherwise; that the Sub-Adviser or its affiliates may be interested in the Portfolio as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the Investment Company Act.

                  C. The services of the Sub-Adviser to the Portfolio hereunder are not to be deemed exclusive, and the Sub-Adviser and any of its affiliates shall be free to render similar services to others. The Sub-Adviser shall not be obligated to give the Portfolio more favorable or preferential treatment vis-a-vis its other clients.

         SECTION 10. No Personal Liability. Reference is hereby made to the Agreement and Declaration of Trust dated June 29, 1995 establishing the Trust, as amended September 15, 1995, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. No Trustee, shareholder, officer, agent or employee of the Trust or the Portfolio shall be held to any personal liability hereunder or in connection with the affairs of the Portfolio or the Trust. Only the trust estate under said Agreement and Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Sub-Adviser nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or the Portfolio or of any successor of the Trust or the Portfolio, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Portfolio.

         SECTION 11.  Limitation of Liability.

                  A. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio or the Sub-Adviser; provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under this Agreement or reckless disregard of its obligations and duties hereunder.

                  B. No provision of this agreement shall be construed to protect the Sub-Adviser from liability in violation of Section 17(i) of the Investment Company Act.

         SECTION  12.  Confidentiality.   Subject  to  the  duty  of  CBIS,  the
Sub-Adviser and the Portfolio to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio and the actions of CBIS, the Sub-Adviser and the Portfolio in respect thereof.

         SECTION 13. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Investment Company Act. The Sub-Adviser shall notify the Portfolio in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Investment Company Act, as will enable the Portfolio to consider whether an assignment as defined in Section 2(a)(4) of the Investment Company Act will occur, and whether to take the steps necessary to enter into a new contract with the Sub-Adviser. The Sub-Adviser shall notify the Portfolio of any change in the membership of the Sub-Adviser within a reasonable time after such change.

         SECTION 14. Representations, Warranties and Agreements of CBIS. CBIS represents, warrants and agrees that:

                  A. CBIS has been duly appointed to provide investment services to the Portfolio as contemplated hereby.

                  B. CBIS will  deliver to the  Sub-Adviser  a true and complete copy of the then current prospectus and statement of additional information of the Portfolio as effective from time to time and such other documents governing the investment of the Portfolio's assets and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

         SECTION 15.    Representations,  Warranties   and   Agreements  of  the
Sub-Adviser.  The Sub-Adviser represents, warrants and agrees that:

                  A. It is  registered  as an  "Investment  Adviser"  under  the
            Investment Advisers Act.

                  B. It will maintain, keep current and preserve on behalf of the Investment Manager and the Portfolio, in the manner required or permitted by the Act and the Rules promulgated thereunder, the records identified in Schedule C (as Schedule C may be amended from time to time). The Sub-Adviser agrees that such records are the property of the Investment Manager and the Portfolio, and will be surrendered to the Investment Manager or the Portfolio promptly upon request.

                  C. Upon request, the Sub-Adviser will promptly supply the Investment Manager and the Portfolio with any information concerning the Sub-Adviser and its stockholders, employees and affiliates which the Investment Manager or the Portfolio may reasonably require in connection with their preparation of the registration statement, proxy material, reports, responses to shareholder inquiries or other documents required to be filed under the Investment Company Act, the Securities Act of 1933, as amended, or other applicable securities laws.

                  D. Reference is hereby made to the Agreement and Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name refers to the Trustees under said Agreement and Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Portfolio shall be held to any personal liability hereunder or in connection with the affairs of the Portfolio, but only the trust estate under said Agreement and Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Sub-Adviser nor any of its officers, trustees, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Portfolio or of any successor of the Portfolio, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Portfolio.

         SECTION 16. Amendment. This Agreement may be amended at any time, but only by written agreement between CBIS and the Sub-Adviser, which amendment, other than amendments to Schedules A and C, is subject to the approval of the Trustees and the shareholders of the Portfolio as and to the extent required by the Investment Company Act.

         SECTION 17.  Effective Date; Term.

                  A. Unless sooner terminated as provided herein, this Agreement shall continue in effect until ________________, 2000 and shall continue automatically for successive periods of twelve months each, provided such continuance is specifically approved at least annually by
         (i) the Portfolio's Board of Trustees or (ii) a vote of a "majority" (as defined in the Investment Company Act) of the Portfolio's outstanding voting securities; provided, that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

                  B. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to the Sub-Adviser. CBIS may terminate this Agreement at any time, without the payment of any penalty, on sixty (60) days' written notice to the Trustees and the Sub-Advisers. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on ninety (90) days' notice to CBIS. This Agreement will terminate automatically in the event of its assignment as defined in the Investment Company Act.

         SECTION 18. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Illinois.

         SECTION 19. Arbitration. Any disputes between CBIS and the Sub-Adviser involving the construction or application of any of the terms, provisions, or conditions of this Agreement shall be submitted to arbitration; provided, however, that any disputes involving the termination of this Agreement be referred first to the Board of Trustees. The arbitration shall be conducted in accordance with the Rules of the American Arbitration Association. CBIS, on the one hand, and the Sub-Adviser, on the other, shall each appoint one person to hear and determine the dispute, and the two persons so chosen shall select a third impartial arbitrator, unless the parties shall otherwise mutually agree with respect to the selection of arbitrators. The decision of the majority of the arbitrators so chosen (or, in the event the parties shall agree to submit the dispute to a single arbitrator, the decision of that arbitrator) shall be final and conclusive upon all parties.

         SECTION 20. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

         SECTION 21. Consultants. The Sub-Adviser may, in its discretion in connection with the rendering of the management services required under this Agreement, retain such consultants or other parties as it may deem appropriate to furnish information, clerical and other services and assistance for the benefit of the Portfolio, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Sub-Adviser, and no obligation shall be incurred on the Portfolio's behalf in any such respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                             RHUMBLINE ADVISERS



                                             By:________________________________

                                             Title:_____________________________


                                             CHRISTIAN BROTHERS INVESTMENT
                                             SERVICES, INC.



                                             By:________________________________

                                             Title:_____________________________


SCHEDULES:   A. Operational Procedures
             B. Fee Schedule
             C. Record Keeping Requirements

                            DEVCAP SHARED RETURN FUND

                        Investment Sub-Advisory Agreement

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES
                             ----------------------


         In order to minimize operational problems, it will be necessary for a flow of information to be supplied to the custodian of the Portfolio, Mellon Trust (the "Custodian").

         The Sub-Adviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, a report to that effect, no later than 5:00 P.M. (New York Time) on the day of the trade. The necessary information can be transmitted via facsimile machine to the Custodian (the direct line to the machine is Attention: _______________). Upon receipt of brokers' confirmations, the Sub-Adviser or the Custodian must notify the other party if any differences exist. The reporting of trades by the Sub-Adviser to the Custodian shall include the following information:

         1.    Purchase or sale;

         2.    Security name and description (see trade ticket);

         3. CUSIP Number, NYSE ticker, if applicable or widely recognized security identifier;

         4. Number of shares or units and currency in which the securities are denominated;

         5.    Sales price per share or unit;

         6. Commission rate per share and aggregate commission or if a net trade;

         7.    Executing broker and clearing bank, if any;

         8.    Trade date;

         9.    Settlement date;

         10.   If security is not eligible for DTC;

         11.   Interest purchased or sold from interest bearing security;

         12.   Total net amount of the transaction;

         13.   Exchange where sale was executed;

         14.   Identified tax lot;

         15.   Name of Portfolio and Sub-Adviser;

         16. Location of where security is being held if other than DTC.

         When opening accounts with brokers for the Portfolio, the account must be a cash account. No margin accounts in the name of the Portfolio are to be maintained. The broker should be advised to use the Custodian's DTC ID system number (No.) to facilitate the receipt of information by the Custodian. In addition, the Sub-Adviser should arrange to have duplicate confirmations sent as follows:

         _________________________
         _________________________
         _________________________
         _________________________
         Attention:_______________

         _________________________
         _________________________
         _________________________
         _________________________


II.   ALL DTC ELIGIBLE SECURITIES
      ---------------------------

                  Depository Trust Company (DTC)
                  Agent Bank Name:
                  Agent Bank Number:
                  Agent Bank Clearing Number:
                  Agent Bank Client Number:


II.   DELIVERY INSTRUCTIONS FOR TRANSACTIONS TO BE SETTLED IN
      [CITY] ARE AS FOLLOWS:

      ALL COMMERCIAL PAPER AND INELIGIBLE DTC SECURITIES - [CITY]
      -----------------------------------------------------------

         _________________________
         _________________________
         _________________________
         _________________________
         Ref:_____________________



IV.   ALL GOVERNMENT ISSUES DELIVERED THROUGH BOOK ENTRY
      --------------------------------------------------

      Deliver through your area Federal Reserve Bank to:

                  ["Delivery vs. payment" in Federal Portfolios]


V.    WIRE INSTRUCTIONS:

      ABA #__________________________
      ______________________________________
      Attention:____________________________
      (Money amount)________________________
      Text:_________________________________
      Attention:____________________________

"Delivery  vs.   Payment"  in  Federal  funds  on  Commercial   Paper  only  and
clearinghouse funds on ineligible DTC securities.

         Telephone instructions shall be provided by separate arrangement with the Custodian.

VI.   DELIVERY INSTRUCTIONS FOR TRANSACTIONS TO BE SETTLED IN NEW YORK
      ----------------------------------------------------------------

      PHYSICAL - Stocks, Corporates, Municipal issues, Government,
      --------   Commercial Paper


      _______________________________
      _______________________________
      _______________________________
      _______________________________
      Attention:_____________________


     SHIPMENTS
     ----------

     All physical security shipments must be sent as follows:


     REGISTERED/INSURED MAIL
     -----------------------

      _______________________________
      _______________________________
      _______________________________
      _______________________________

     COURIER SERVICE
     ---------------

      _______________________________
      _______________________________
      _______________________________
      _______________________________

Each security transfer, regardless of transfer method used, must be accompanied by a transmittal letter, in duplicate, if you require.

                             ----------------------


The Custodian will supply the Sub-Adviser daily with a cash availability report. This will normally be done by telephone so that the Sub-Adviser may know the amount available for investment purposes.

                            DEVCAP SHARED RETURN FUND

                        Investment Sub-Advisory Agreement

                                   SCHEDULE B

                                 SUB-ADVISER FEE

         For the services provided to CBIS under this Agreement, CBIS will pay to the Sub-Adviser a quarterly fee computed as follows.


               Aggregate amount of
           assets managed by RhumbLine
           as sub-adviser for all CBIS
        clients (including the Portfolio)
           under any Agreement between
               CBIS and RhumbLine                          Fee
        ---------------------------------           -----------------
        First $25 million                                 .07%
        Next $25 million                                  .06%
        Next $50 million                                  .05%
        Next $50 million                                  .04%
        Excess                                          .0375%


         The Sub-Adviser shall furnish to CBIS a statement for the aggregate fee payable under this Agreement and any other sub-advisory agreement by and between CBIS and the Sub-Adviser for each quarter during which services are performed by the Sub-Adviser prior to the end of such quarter. Such statement shall include the value of the aggregate assets that determines the applicable rate at which such fee is payable and show the calculation by which such fee is determined. CBIS shall pay to the Sub-Adviser the amount payable pursuant to any such statement not later than the last day of the quarter following the quarter during which the services for the payment of which the fee is payable were rendered.

                            DEVCAP SHARED RETURN FUND

                        Investment Sub-Advisory Agreement

                                   SCHEDULE C
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUB-ADVISER
                   -------------------------------------------



1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modifications or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F. The name of the persons who placed the order on behalf of the Portfolio.

2.   (Rule  31a-1(b)(9)) A record for each fiscal quarter,  completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.  Shall include the consideration given to:

         (i) The sale of shares of the Portfolio by brokers or dealers.

         (ii) The supplying of services or benefits by brokers or dealers to:

               (a)  The Portfolio,

               (b)  The Sub-Adviser (RhumbLine Advisers), and

               (c) Any person other than the foregoing.

         (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B. Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D.  The name of the person responsible for making the determination of such
         allocation  and  such  division  of  brokerage   commissions  or  other
         compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered Sub-Advisers by rule adopted under Section 204 of the Investment Advisers Act, to the extent such records are necessary or appropriate to record the Investment Adviser's transactions with the Portfolio.





--------
* Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or Investment Manager reviews.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

DEVCAP SHARED RETURN FUND OF          PROXY FOR A SPECIAL            THEUNDERSIGNED  HEREBY APPOINTS JOSEPH N. ST. CLAIR
DEVCAP TRUST                          MEETING OF SHARE-              AND GILBERT H. CRAWFORD AS PROXIES OF THE
                                      HOLDERS TO BE HELD ON          UNDERSIGNED, WITH FULLPOWER OF SUBSTITUTION, TO VOTE
                                      February 17, 2000              ALL SHARES OF  BENEFICIALINTEREST OF DEVCAP SHARED PLAN FUND
                                                                     (THE "FUND") OF DEVCAP TRUST(THE "TRUST") AUTHORIZED TO BE
                                                                     REPRESENTED BY PROXY.  THE UNDERSIGNED IS ENTITLED TO VOTE AT
                                                                     THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT
                                                                     209 WEST FAYETTE STREET, BALTIMORE, MARYLAND 21201, AT
                                                                     9:00 A.M., EASTERN STANDARD TIME, OR ANY ADJOURNMENTS OR
                                                                     POSTPONEMENTS  THEREOF,  WITH ALL THE POWERS THE UNDERSIGNED
                                                                     WOULD HAVE IF PERSONALLY  PRESENT ON THE FOLLOWING MATTERS:

FOR      AGAINST  ABSTAIN

[ ]        [ ]     [ ]               1.  CHANGING THE FUND'S INVESTMENT OBJECTIVE.

[ ]        [ ]     [ ]               2.  APPROVAL OF AN INVESTMENT MANAGEMENT AGREEMENT BETWEEN CHRISTIAN BROTHERS INVESTMENT
                                         SERVICES, INC. ("CBIS") AND THE FUND.

[ ]        [ ]     [ ]               3.  APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN CBIS AND RHUMBLINE ADVISERS.

                                     4.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.
[ ]        [ ]     [ ]                   a.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.
[ ]        [ ]     [ ]                   b.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO PURCHASING SECURITIES
                                             ON MARGIN.
[ ]        [ ]     [ ]                   c.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO PUTS, CALLS AND WARRANTS.
[ ]        [ ]     [ ]                   d.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO UNDERWRITING SECURITIES.
[ ]        [ ]     [ ]                   e.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING.
[ ]        [ ]     [ ]                   f.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTING IN SECURITIES
                                             SUBJECT TO RESTRICTIONS ON RESALE.
[ ]        [ ]     [ ]                   g.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO THE PURCHASE OR SALE OF
                                             REAL ESTATE, INTERESTS IN OIL, GAS OR OTHER MINERAL LEASES, OR COMMODITIES OR
                                             COMMODITIES CONTRACTS.
[ ]        [ ]     [ ]                   h.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO SHORT SALES.
[ ]        [ ]     [ ]                   i.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO DIVERSIFICATION.
[ ]        [ ]     [ ]                   j.  TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO CONCENTRATION.


[ ]        [ ]     [ ]               5.  ELECTION OF NOMINEES OF THE BOARD OF TRUSTEES, NAMED BELOW, TO THE BOARD OF TRUSTEES TO
                                         SERVE UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.  THE UNDERSIGNED
                                         MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY MARKING THE 'AGAINST' BOX FOR SUCH
                                         NOMINEE.

           [ ]                            STEVEN D. CASHIN
           [ ]                            GILBERT H. CRAWFORD
           [ ]                            DONALD CARCIERI
           [ ]                            EDWARD J. VEILLEUX
           [ ]                            TIMOTHY J. JOYCE
           [ ]                            DONALD S. HOUSTON

[ ]        [ ]     [ ]               6.  RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND.

[ ]        [ ]     [ ]               7.  IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH
                                         THEIR OWN JUDGMENT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING
                                         OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                         UNDERSIGNED SHAREHOLDER.

                                         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF SPECIAL
                                         MEETING OF SHAREHOLDERS AND PROXY STATEMENT.

                                                                                DATED: _________________, 2000

                                                                                ---------------------------------------------
                                                                                ---------------------------------------------
                                                                                PLEASE COMPLETE, DATE AND SIGN EXACTLY AS YOUR NAME
                                                                                APPEARS HEREON.  WHEN SIGNING AS ATTORNEY,
                                                                                ADMINISTRATOR, EXECUTOR, GUARDIAN, TRUSTEE OR
                                                                                CORPORATE OFFICER, PLEASE ADD YOUR TITLE IF SHARES
                                                                                ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

January 7, 2000


Dear Shareholder:

         You are invited to attend a Special Meeting of Shareholders of DEVCAP Shared Return Fund (the "Fund"), a series of DEVCAP Trust (the "Trust"), to be held on February 17, 2000 at 9:00 a.m., New York time, at the offices of the Fund, 209 West Fayette Street, Baltimore, Maryland 21201. At this Meeting, you will be asked to consider and approve the proposals summarized below.

1.  To change the Fund's investment objective.

         As described in the Proxy Statement, the Fund currently participates in a master-feeder structure, pursuant to which the Fund invests all of its assets in a separate portfolio of securities. The Board of Trustees has determined that the Fund's participation in the master-feeder structure would no longer be in the best interests of the Fund or its shareholders. Shareholder approval of the proposal to change the Fund's investment objective has the effect of making the Fund a "stand alone" fund. As a stand alone fund, the Fund would be able to directly invest its assets in securities in accordance with its investment objective rather than investing its assets in shares of the Portfolio. Most traditional mutual funds operate as stand alone funds.

         Currently, the Fund's investment objective is to achieve long-term total return which matches the performance of the Domini 400 Social Index,(sm) a common stock index comprised of the stocks of approximately 400 U.S. companies chosen for their corporate and social responsibility, as well as their financial performance. If the proposal is approved, the Fund's new investment objective would be to achieve long-term total return by attempting to match the total return of the Standard & Poor's(R) Composite Stock Price Index in accordance with socially responsible investment practices. The Board of Trustees has approved, and recommends that shareholders approve the proposal to change the Fund's investment objective.

2. To approve or disapprove an Investment Management Agreement between Christian Brothers Investment Services, Inc. ("CBIS") and the Fund.

         The Fund's assets are currently managed as part of the portfolio by the portfolio's investment manager, Domini Social Investments, LLC, pursuant to an investment management agreement between the portfolio and Domini. The Fund has not entered into an investment management agreement and currently does not itself retain an investment manager to manage the investment of the Fund's assets. The Board of Trustees has approved, and recommends that shareholders approve a proposal to adopt an Investment Management Agreement between the Fund and CBIS, the Fund's prospective investment manager.

3. To approve or disapprove a Sub-Advisory Agreement between CBIS and RhumbLine Advisers.

         The Board of Trustees has approved, and recommends that shareholders approve a proposal to adopt a Sub-Advisory Agreement between CBIS and RhumbLine, the Fund's prospective sub-adviser.

4.  To amend the Fund's Fundamental Investment Restrictions.

         The Investment Company Act of 1940 prescribes certain restrictions on to how a fund may invest its assets. The Fund's amended Fundamental Investment Restrictions, which are described in the Proxy Statement, are substantially similar to the Fund's current Fundamental Investment Restrictions. The Fund's Fundamental Investment Restrictions have been amended primarily to clarify and update the Fund's current Fundamental Investment Restrictions. In general, the amended Fundamental Investment Restrictions remove any references to the "Portfolio," as the Fund will no longer invest its assets in the Portfolio. In addition, the amendments to the Fundamental Investment Restrictions remove various limitations that applied to the Portfolio that will be inapplicable to the Fund. The Board of Trustees has approved, and recommends that the shareholders of the Fund approve the proposal to amend the Fund's Fundamental Investment Restrictions.

5. To elect six (6) trustees of the Trust to serve until their successors are duly elected and qualified.

         To purpose of this proposal is to elect a Board of Trustees to the Trust. Information pertaining to the nominees for election to the Board of Trustees is set forth in the Proxy Statement.

6.  To ratify the selection of KPMG LLP as
    independent public accountants of the Fund.

         The Board of Trustees has selected KPMG LLP as independent public accountants for the Fund through the fiscal year ended July 31, 2000. KPMG LLP has served as independent public accountants for the Fund since it commenced operations. The selection is being submitted for ratification or rejection by the shareholders.

7. To transact such other business as may be properly brought before the Meeting or any adjournments thereof.

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in the Proxy Statement.

         We welcome your attendance at the Special Meeting. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expenses.

                                                        Sincerely,


                                                        Joseph N. St. Clair
                                                        President
                                                        DEVCAP Trust


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